UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07354

Name of Fund:  BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Investment Quality Municipal Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2016

Date of reporting period: 10/31/2015

Item 1 – Report to Stockholders

OCTOBER 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions were the overarching themes driving financial markets during the 12-month period ended October 31, 2015. U.S. economic growth was picking up considerably toward the end of 2014, while the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite expectations that the Federal Reserve (the “Fed”) would eventually be inclined to raise short-term interest rates, while international markets struggled even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, fueling a sell-off in energy-related assets and emerging markets. U.S. Treasury bonds benefited as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks temporarily abated, and the U.S. economy hit a soft patch amid a harsh winter and a west coast port strike. High valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia began to improve, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar posed another significant headwind for the asset class.

U.S. economic growth regained momentum in the second quarter, helping U.S. stocks resume an upward path; however, the improving data underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse. These concerns abated when the Greek parliament passed a series of austerity and reform measures in July. But the market’s calm was short-lived. Signs of weakness in China’s economy sparked extreme levels of volatility in Chinese equities despite policymakers’ attempts to stabilize the market.

Higher volatility spread through markets globally in the third quarter as further evidence of deceleration in China stoked worries about overall global growth. Weakening Chinese demand caused oil prices to slide once again and ignited another steep sell-off in emerging markets. Speculation as to whether the Fed would raise rates at its September meeting further fueled global volatility. Ultimately, the Fed postponed the rate hike, but this brought little relief in the markets as the central bank’s decision reinforced investors’ concerns about the state of the global economy. Stock markets finished the third quarter with the worst performance since 2011. High yield bonds also declined, while higher quality assets, including U.S. Treasury bonds, municipal bonds and investment grade credit benefited from investors seeking shelter amid global uncertainty.

The period ended with a strong October rally in risk assets. Given the recent scarcity of evidence of global growth, equity markets had become more reliant on central banks to drive performance. Although October brought generally soft economic data and lower growth estimates, global equities powered higher as China’s central bank provided more stimulus, the European Central Bank poised for more easing and soft U.S. data pushed back expectations for a Fed rate hike. Treasury bonds declined in October while all other asset classes benefited from investors’ increased risk appetite.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.77%	5.20%
U.S. small cap equities (Russell 2000® Index)	(4.12)	0.34
International equities (MSCI Europe, Australasia, Far East Index)	(6.44)	(0.07)
Emerging market equities (MSCI Emerging Markets Index)	(17.75)	(14.53)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(0.02)	3.57
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(0.10)	1.96
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.58	2.87
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.38)	(1.91)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2015

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Interest rates moved lower as 2014 came to a close, even as the U.S. Federal Reserve (“Fed”) curtailed its open-market bond purchases. This, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger-performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended October 31, 2015, municipal bond funds garnered net inflows of approximately $16 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $415 billion (considerably higher than the $319 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of October 31, 2015
6 months: 1.58%
12 months: 2.87%

A Closer Look at Yields

From October 31, 2014 to October 31, 2015, yields on AAA-rated 30-year municipal bonds rose by 6 basis points (“bps”) from 3.01% to 3.07%, while 10-year rates fell by 3 bps from 2.07% to 2.04% and 5-year rates increased 5 bps from 1.12% to 1.17% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 12 bps and the spread between 2-and 10-year maturities flattened by 21 bps.

During the same time period, U.S. Treasury rates fell by 12 bps on 30-year bonds, 18 bps on 10-year bonds and 9 bps on 5-year bonds. Accordingly, tax-exempt municipal bonds underperformed Treasuries, most notably in the intermediate part of the curve as a result of increased supply and tempered demand. In absolute terms, the positive performance of muni bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five largest states in terms of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2015, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trusts were not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Trusts’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	5

Trust Summary as of October 31, 2015	BlackRock Investment Quality Municipal Trust, Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of October 31, 2015 ($15.21)[1]	6.07%
Tax Equivalent Yield[2]	10.72%
Current Monthly Distribution per Common Share[3]	$0.077
Current Annualized Distribution per Common Share[3]	$0.924
Economic Leverage as of October 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on December 1, 2015, was decreased to $0.074 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BKN[1]	0.55%	2.74%
Lipper General & Insured Municipal Debt Trusts (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, state and local government finances continued to benefit from improving revenues.

•

Given that overall tax-exempt rates declined, the Trust’s longer duration added to performance. However, its position in longer-dated bonds with maturities beyond 25 years was a small detractor from performance given that longer-dated bonds finished with slightly higher yields. The Trust’s investments in the tax-backed (local and states), healthcare and utilities sectors were positive contributors to performance. The Trust’s positions in lower coupon bonds and zero coupon bonds also benefited returns, as both segments outperformed. From a credit rating perspective, the best returns came from the portfolio’s higher-yielding and lower-rated investment-grade credits. Nevertheless, the Trust’s high-quality pre-refunded bonds also contributed positively to performance. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage generated added income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Investment Quality Municipal Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$15.21	$15.60	(2.50)%	$15.60	$14.44
Net Asset Value	$16.03	$16.09	(0.37)%	$16.09	$15.68

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Health	24%	23%
Education	17	17
County/City/Special District/School District	17	15
Transportation	12	12
Utilities	11	12
State	10	12
Corporate	6	6
Tobacco	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	5%	5%
AA/Aa	46	46
A	30	31
BBB/Baa	10	9
BB/Ba	2	2
B	1	1
N/R2	6	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% and 3%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	3%
2016	2
2017	3
2018	9
2019	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	7

Trust Summary as of October 31, 2015	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of October 31, 2015 ($11.15)[1]	6.24%
Tax Equivalent Yield[2]	11.02%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Economic Leverage as of October 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BTA[1]	0.85%	2.13%
Lipper General & Insured Municipal Debt Funds (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income in a relatively stable rate environment.

•

The Trust’s positions in AA rated bonds, as well as in those on the lower end of the investment grade spectrum, were key drivers of its six-month results. The Trust benefited from the additional yield these securities generated, as well as the ongoing decline in yield spreads in these market segments. The Trust’s positions in the utilities, healthcare, tobacco and transportation sectors also aided performance.

•

The Trust’s overall yield curve positioning was a modest detractor from performance, due largely to its investments in longer-maturity bonds issued by Illinois and New Jersey. Ongoing concerns regarding the states’ budget and pension-funding challenges undermined valuations for both state and local general obligation debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$11.15	$11.41	(2.28)%	$11.43	$10.67
Net Asset Value	$12.38	$12.51	(1.04)%	$12.51	$12.19

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Health	19%	21%
Utilities	19	19
Transportation	16	16
Education	16	10
County/City/Special District/School District	10	9
State	7	12
Corporate	7	7
Tobacco	5	5
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	12%	14%
AA/Aa	50	51
A	16	14
BBB/Baa	9	10
BB/Ba	4	2
B	3	2
N/R2	6	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	8%
2016	10
2017	2
2018	3
2019	18

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	9

Trust Summary as of October 31, 2015	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information
Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of October 31, 2015 ($15.83)[1]	3.40%
Tax Equivalent Yield[2]	6.01%
Current Monthly Distribution per Common Share[3]	$0.0448
Current Annualized Distribution per Common Share[3]	$0.5376
Economic Leverage as of October 31, 2015[4]	13%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BKK[1]	(0.79)%	1.28%
Lipper Intermediate Municipal Debt Funds[2]	0.72%	1.76%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

The Trust’s duration exposure contributed to performance given the municipal bond market’s positive return. (Duration is a measure of interest rate sensitivity). At the sector level, the largest contributions came from transportation, corporate, healthcare and utilities issues. Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income in a relatively stable rate environment.

•

The Trust’s holdings in Illinois general obligation bonds and Chicago credits, both of which lagged the return of the broader U.S. municipal bond market, detracted from performance. Both entities faced budget shortfalls and concerns about their ability to meet their long-term pension obligations, which prompted the major rating agencies to downgrade their credit ratings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$15.83	$16.25	(2.58)%	$16.28	$15.25
Net Asset Value	$16.21	$16.30	(0.55)%	$16.30	$16.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Transportation	17%	17%
Utilities	17	16
Corporate	13	14
County/City/Special District/School District	13	12
State	12	12
Health	11	11
Education	10	9
Tobacco	4	4
Housing	3	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	3%	6%
AA/Aa	25	22
A	43	45
BBB/Baa	17	17
BB/Ba	3	2
B	—	1
N/R2	9	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 4% and 2%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	1%
2016	11
2017	4
2018	5
2019	17

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	11

Trust Summary as of October 31, 2015	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of October 31, 2015 ($14.45)[1]	6.24%
Tax Equivalent Yield[2]	11.02%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of October 31, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BFK[1]	4.21%	1.96%[4]
Lipper General & Insured Municipal Debt Trusts (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[4]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income in a relatively stable rate environment.

•

The Trust’s positions in AA rated bonds, as well as in those on the lower end of the investment grade spectrum, were key drivers of its six-month results. The Trust benefited from the additional yield these securities generated, as well as the ongoing decline in yield spreads in these market segments. The Trust’s positions in the transportation, utilities, healthcare and tobacco sectors also aided performance.

•

The Trust’s overall yield curve positioning was a modest detractor from performance, due largely to its investments in longer-maturity bonds issued by Illinois and New Jersey. Ongoing concerns regarding the states’ budget and pension-funding challenges undermined valuations for both state and local general obligation debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$14.45	$14.32	0.91%	$14.50	$13.28
Net Asset Value	$14.72	$14.91	(1.27)%	$14.91	$14.44

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Transportation	22%	22%
Utilities	15	14
County/City/Special District/School District	13	14
Health	13	14
Corporate	11	11
State	10	10
Education	10	9
Tobacco	6	6

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	7%	9%
AA/Aa	41	40
A	24	24
BBB/Baa	14	14
BB/Ba	4	3
B	1	1
N/R2	9	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	7%
2016	5
2017	3
2018	4
2019	18

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	13

Trust Summary as of October 31, 2015	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information
Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of October 31, 2015 ($13.71)[1]	6.21%
Tax Equivalent Yield[2]	10.97%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of October 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2015 were as follows:

	Returns Based On
	Market Price	NAV[3]
BSD[1]	1.06%	2.01%
Lipper General & Insured Municipal Debt Funds (Leveraged)[2]	1.77%	2.20%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	Average return.

[3]	The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

Municipal bonds produced a modest gain during the six-month reporting period. U.S. Treasury yields rose (as prices fell), with the bulk of the increase occurring from the beginning of April through the first week of June. While yields subsequently declined amid signs of slowing global growth, the rally was not sufficient to make up for the earlier weakness. Municipal issues outperformed Treasuries due in part to an increasingly favorable balance of supply and demand in the market, as the heavy new issuance that characterized the first half of 2015 began to abate at mid-year. In addition, overall state and local government finances continued to benefit from improving revenues.

•

Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income in a relatively stable rate environment.

•

The Trust’s positions in AA rated bonds, as well as in those on the lower end of the investment grade spectrum, were key drivers of its six-month results. The Trust benefited from the additional yield these securities generated, as well as the ongoing decline in yield spreads in these market segments. The Trust’s positions in the transportation, healthcare, utilities and tobacco sectors also aided performance.

•

The Trust’s overall yield curve positioning was a modest detractor from performance, due largely to its investments in longer-maturity bonds issued by Illinois and New Jersey. Ongoing concerns regarding the states’ budget and pension-funding challenges undermined valuations for both state and local general obligation debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	10/31/15	4/30/15	Change	High	Low
Market Price	$13.71	$14.00	(2.07)%	$14.01	$12.95
Net Asset Value	$14.59	$14.76	(1.15)%	$14.76	$14.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	10/31/15	4/30/15
Transportation	25%	25%
Health	16	17
Utilities	13	13
County/City/Special District/School District	10	11
Corporate	10	10
Education	11	10
State	9	9
Tobacco	6	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Credit Quality Allocation[1]	10/31/15	4/30/15
AAA/Aaa	8%	10%
AA/Aa	40	39
A	26	25
BBB/Baa	12	12
BB/Ba	6	4
B	1	2
N/R2	7	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of October 31, 2015 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 2%, respectively, of the Trust’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	3%
2016	6
2017	4
2018	6
2019	19

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	15

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC) (a):
6.00%, 6/01/19	$1,745	$2,045,384
6.00%, 6/01/19	500	586,070
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,307,627

		3,939,081
Arizona — 6.4%
Arizona Board of Regents, RB, Arizona State University, Series C, 5.50%, 7/01/26	475	547,267
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	3,300	3,478,893
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/45 (b)	455	451,487
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	4,049,025
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,175,998
5.00%, 12/01/37	4,585	5,109,432
University Medical Center Corp., RB, 6.50%, 7/01/19 (a)	750	894,945
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (a)	1,600	1,992,896

		17,699,943
Arkansas — 2.7%
Arkansas State University, RB, Jonesboro Campus, Series B, 4.00%, 12/01/28	600	639,414
City of Benton Arkansas, RB, 4.00%, 6/01/39	1,355	1,408,915
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,800	2,011,518
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	2,955	2,986,855
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	506,776

		7,553,478
California — 17.6%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.88%, 8/15/31	2,300	2,709,837
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/45	5,030	5,084,575
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (c)	1,500	1,469,115
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	3,000	3,472,800
Dinuba California Unified School District, GO, Election of 2006 (AGM), 5.75%, 8/01/33	535	616,384
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (c)	2,475	2,091,746
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (d)	12,000	4,457,760

Municipal Bonds	Par (000)	Value
California (continued)
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (d)	$2,270	$1,319,778
0.00%, 8/01/33 (d)	4,250	1,581,553
0.00%, 8/01/39 (c)	3,000	2,485,590
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (c)	4,200	4,457,670
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/38	2,000	2,267,260
4.00%, 10/01/44	2,520	2,592,374
State of California, GO, Various Purposes:
5.75%, 4/01/31	3,000	3,460,290
6.00%, 3/01/33	2,270	2,720,482
6.50%, 4/01/33	2,900	3,435,920
5.50%, 3/01/40	3,650	4,205,859

		48,428,993
Colorado — 0.7%
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/38	750	875,978
University of Northern Colorado Greely, Refunding RB, Institutional Enterprise, Series A, 4.00%, 6/01/35	1,000	1,049,650

		1,925,628
Connecticut — 0.6%
Connecticut State Health & Educational Facility Authority, Refunding RB:
4.00%, 7/01/38	570	579,593
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	1,029,268

		1,608,861
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	2,007,072
Florida — 8.9%
Capital Trust Agency, Inc, RB, M/F Housing, The Gardens Apartment Project, Series A, 4.75%, 7/01/40	900	887,076
City of Jacksonville Florida, Refunding RB, Brooks Rehabilitation Project, 4.00%, 11/01/40	1,770	1,712,864
County of Miami-Dade Educational Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/45	1,390	1,511,806
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/32 (d)	4,225	1,772,768
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/33 (d)	4,000	1,591,520
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/34 (d)	4,580	1,730,873
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/35 (d)	5,000	1,791,400
CAB, Subordinate Special Obligation, 0.00%, 10/01/32 (d)	5,000	2,446,300

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	M/F	Multi-Family
AMBAC	American Municipal Bond Assurance Corp.	GARB	General Airport Revenue Bonds	NPFGC	National Public Finance Guarantee Corp.
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	PILOT	Payment in Lieu of Taxes
ARB	Airport Revenue Bonds	HDA	Housing Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
COP	Certificates of Participation	IDA	Industrial Development Authority	SAN	State Aid Notes

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB (continued):
CAB, Subordinate Special Obligation, 0.00%, 10/01/33 (d)	$15,375	$7,148,299
Series B, AMT, 6.00%, 10/01/32	3,000	3,620,730
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	200	212,488

		24,426,124
Georgia — 2.5%
City of Atlanta Georgia Water & Wastewater Revenue, RB, Series A, 5.00%, 11/01/43	6,000	6,774,000
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	647,148
Idaho — 4.2%
Idaho Health Facilities Authority, RB, St. Lukes Health System Project Series A, 5.00%, 3/01/39	7,970	8,629,677
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/18 (a)	2,500	2,908,925

		11,538,602
Illinois — 8.8%
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 1/01/20 (e)	5,000	5,975,700
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	2,400	2,411,904
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,735	1,823,919
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,062,460
Illinois Finance Authority, RB, Rush University Medical Center, Series C, 6.63%, 5/01/19 (a)	1,200	1,432,104
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,490	1,713,261
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,623,990
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	5,000	5,169,400
6.00%, 6/01/28	1,700	2,016,081
State of Illinois, GO, 5.00%, 2/01/39	1,000	1,022,310

		24,251,129
Iowa — 1.5%
Iowa Higher Education Loan Authority, RB, Private College Facility, Buena Vista University Project, 5.00%, 4/01/31	1,355	1,484,619
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility, Upper Iowa University Project:
5.75%, 9/01/30	965	1,001,545
6.00%, 9/01/39	1,500	1,551,900

		4,038,064
Kansas — 2.9%
County of Seward Kansas Unified School District No. 480, GO, Refunding, 5.00%, 9/01/39	6,000	6,631,020
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/28	1,155	1,296,360

		7,927,380

Municipal Bonds	Par (000)	Value
Kentucky — 5.3%
Counties of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s Healthcare, 6.13%, 2/01/18 (a)	$2,250	$2,519,325
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	3,400	3,757,850
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23 (d)	8,500	6,684,315
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C (c):
0.00%, 7/01/34	1,000	733,180
0.00%, 7/01/39	1,395	999,908

		14,694,578
Louisiana — 1.6%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	1,790	1,984,609
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,843,961
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	660,372

		4,488,942
Maryland — 0.2%
County of Anne Arundel Maryland Consolidated, Special Tax District, Villages at Two Rivers Project:
5.13%, 7/01/36	260	263,889
5.25%, 7/01/44	260	263,414

		527,303
Massachusetts — 1.2%
Massachusetts Development Finance Agency, Refunding RB:
Emerson College, 5.00%, 1/01/41	2,400	2,548,488
International Charter School, 5.00%, 4/15/40	600	629,490

		3,177,978
Michigan — 3.7%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	360	373,187
Michigan State Building Authority, Refunding RB, Facilities Program Series:
6.25%, 10/15/18 (a)	1,135	1,312,934
6.25%, 10/15/38	740	840,351
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,278,401
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	2,750	3,313,503

		10,118,376
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A (AGC):
6.50%, 11/15/18 (a)	345	402,018
6.50%, 11/15/38	1,905	2,164,975

		2,566,993
Mississippi — 3.4%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	662,550

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	17

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Mississippi (continued)
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	$1,910	$2,076,800
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,980,663
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	3,150	3,531,906

		9,251,919
Missouri — 2.9%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,451,965
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	550,615
A.T. Still University of Health Sciences, 4.25%, 10/01/32	480	504,701
A.T. Still University of Health Sciences, 5.00%, 10/01/39	750	834,330
Heartland Regional Medical Center, 4.13%, 2/15/43	1,100	1,117,325
University of Central Missouri, Series C-2, 4.00%, 10/01/28	600	637,326
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,686,405
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/38	1,200	1,313,748

		8,096,415
Nebraska — 3.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	900	970,623
County of Douglas Hospital Authority No. 2, RB, Madonna Rehabilitation Hospital Project, 4.00%, 5/15/33	1,945	1,944,961
County of Douglas Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	600	648,552
Minden Public Schools, GO, 4.00%, 12/15/39	500	505,725
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	2,535	2,851,951
4.00%, 1/01/44	600	614,616
Omaha School District, GO, 4.00%, 12/15/39	2,500	2,559,500

		10,095,928
Nevada — 1.0%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,500	1,548,765
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	1,065	1,086,375

		2,635,140
New Jersey — 6.3%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	1,510	73,024
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	990	1,099,098
Continental Airlines, Inc. Project, 5.25%, 9/15/29	1,335	1,451,172
The Goethals Bridge Replacement Project (AGM), 5.13%, 7/01/42	300	321,363

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, Refunding RB:
The College of New Jersey, 3.50%, 7/01/31	$1,825	$1,798,063
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	1,225	1,496,925
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/23	770	851,043
5.00%, 7/01/25	500	570,565
5.63%, 7/01/37	2,560	2,923,597
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	120	124,430
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45 (h)	2,780	3,069,815
New Jersey Transportation Trust Fund Authority, RB:
CAP, Transportation System, Series A, 0.00%, 12/15/35 (d)	1,600	528,320
Transportation Program, Series AA, 5.00%, 6/15/44	2,850	2,895,742

		17,203,157
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	680	754,134
New York — 10.9%
City of New York New York, GO, Fiscal 2014, Sub-Series A-1:
5.00%, 8/01/29	600	703,716
5.00%, 8/01/35	2,380	2,722,910
City of New York New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/45	1,000	1,120,670
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., AMT, JFK International Airport (i):
Project, Series B, 2.00%, 8/01/28	2,585	2,588,309
7.63%, 8/01/25	2,600	2,740,426
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium:
(AMBAC), 5.00%, 1/01/39	1,100	1,129,403
(AGC), 6.50%, 1/01/46	300	342,840
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	1,400	1,444,940
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,430	1,535,748
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,825	1,735,757
Hudson Yards Infrastructure Corp., RB, Series A (AGM), 5.00%, 2/15/47	500	522,410
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	2,475	2,778,757
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	5,460	6,238,050
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,250	1,408,438
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	640	663,629
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	600	603,666

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
New York (continued)
Utility Debt Securitization Authority, RB, 3.00%, 12/15/32	$1,790	$1,761,342

		30,041,011
North Carolina — 1.5%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,175	2,176,631
North Carolina Medical Care Commission, Refunding RB, University Health System, Series D, 6.25%, 12/01/18 (a)	1,750	2,034,988

		4,211,619
North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/21 (a)	720	857,779
Ohio — 1.7%
City of Cleveland Ohio, RB, Sub Lien, Series A-2, 5.00%, 10/01/37	1,500	1,678,620
City of Dayton Ohio Airport Revenue, Refunding ARB, James M Cox Dayton International Airport, AMT, 4.00%, 12/01/32	3,000	3,048,510

		4,727,130
Oklahoma — 0.7%
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/36	800	892,712
5.00%, 10/01/39	280	309,985
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	570	585,362

		1,788,059
Oregon — 3.6%
County of Umatilla Pendleton Oregon School District No. 16R, GO, Series A, 4.00%, 6/15/38	2,365	2,455,887
Lane County School District No. 19 Springfield, GO, CAB,Series B, 0.00%, 6/15/40 (d)	1,500	535,665
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	1,250	1,427,175
State of Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/45	5,000	5,446,400

		9,865,127
Pennsylvania — 5.1%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	2,535	2,631,178
Delaware County Authority, RB, Villanova University, 4.00%, 8/01/45	3,000	3,009,000
Delaware River Port Authority, RB:
4.50%, 1/01/32	3,000	3,287,340
Series D (AGM), 5.00%, 1/01/40	3,640	4,051,502
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31 (d)(e)	500	323,190
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	810	831,983

		14,134,193
Rhode Island — 3.1%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	3,000	3,484,680
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	1,330	1,477,763
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,022,120

Municipal Bonds	Par (000)	Value
Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued):
Series B, 4.50%, 6/01/45	$2,725	$2,651,016

		8,635,579
South Carolina — 0.2%
Lexington One School Facilities Corp., Refunding RB, 3.00%, 12/01/27	500	500,020
Tennessee — 2.9%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	2,945	3,228,073
County of Chattanooga-Hamilton Hospital Authority, Refunding RB, 5.00%, 10/01/44	875	927,264
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,284,877
5.38%, 11/01/28	1,000	1,142,570
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	1,200	1,282,452

		7,865,236
Texas — 9.0%
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (a):
7.13%, 12/01/18	1,000	1,189,420
7.25%, 12/01/18	2,650	3,162,033
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (d)	5,000	1,615,100
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,200	2,494,778
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38 (d)	16,780	5,971,667
Leander Independent School District, Refunding, GO, Refunding CAB Series D, 0.00%, 8/15/35 (d)	6,000	2,628,420
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,545	1,687,665
Mesquite Independent School District, GO, School Building, Series E, 3.00%, 8/15/32 (h)	1,200	1,158,480
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,140	1,294,812
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,554,670

		24,757,045
U.S. Virgin Islands — 0.8%
Virgin Islands Public Finance Authority, Refunding RB, Virgin Islands Gross Receipts, Series C, 4.50%, 10/01/44	2,075	2,114,653
Utah — 0.2%
Utah State Charter School Finance Authority, Refunding RB, Mountainville Academy, 4.00%, 4/15/42	600	594,918
Vermont — 3.4%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	5,650	5,825,320
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Fletcher Allen Health Hospital, Series B (AGM), 5.00%, 12/01/34	2,420	2,558,690

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	19

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Vermont (continued)
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 6/15/32	$1,050	$1,065,666

		9,449,676
Virginia — 0.7%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,755	1,989,310
Washington — 0.9%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (a)	2,100	2,482,809
West Virginia — 0.5%
West Virginia Hospital Finance Authority, Refunding RB, Valley Health System Obligation Group Seriies 2014, 5.00%, 1/01/44	1,350	1,476,684
Wisconsin — 0.8%
WPPI Energy Power Supply Systems, Refunding RB, Series A:
5.00%, 7/01/36	670	754,702
5.00%, 7/01/37	1,330	1,492,805

		2,247,507
Total Municipal Bonds — 135.9%		374,114,721

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
California — 1.9%
State of California, GO, Various Purpose (NPFGC), 5.00%, 6/01/37	5,000	5,304,100
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 9/01/36	5,250	5,535,128
Minnesota — 2.0%
State of Minnesota, RB, Series A, 5.00%, 6/01/38	5,000	5,626,889
New Jersey — 1.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (k)	2,861	2,966,072
New York — 9.3%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	1,600	1,686,976
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	690	770,915
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,000	4,449,591

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
New York (continued)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System (continued):
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	$810	$922,276
Series A, 4.75%, 6/15/30	4,000	4,238,600
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (k)	1,750	1,990,305
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	5,159,934
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/18 (a)	3,359	3,721,553
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	2,360	2,747,418

		25,687,568
Ohio — 1.7%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 10/01/41	1,740	1,830,741
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,600	2,806,128

		4,636,869
Texas — 1.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,380	2,629,258
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.0%		52,385,884
Total Long-Term Investments (Cost — $388,606,544) — 154.9%		426,500,605

Short-Term Securities — 2.3%	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (l)(m)	6,248,033	6,248,033
Total Short-Term Securities (Cost — $6,248,033) — 2.3%		6,248,033
Total Investments (Cost — $394,854,577) — 157.2%		432,748,638
Liabilities in Excess of Other Assets — (1.1)%		(2,941,598)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.4)%		(28,691,732)
VMTP Shares, at Liquidation Value — (45.7)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$275,215,308

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of period end.

(d)	Zero-coupon bond.

(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

(h)	When-issued security.

(i)	Variable rate security. Rate shown is as of period end.

(j)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2019 to June 15, 2019, is $3,148,884.

(l)	During the period ended October 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	4,608,232	1,639,801	6,248,033	$468

(m)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(18)	5-Year U.S. Treasury Note	December 2015	$2,155,922	$25,713
(25)	10-Year U.S. Treasury Note	December 2015	$3,192,188	51,532
(17)	Long U.S. Treasury Bond	December 2015	$2,659,438	57,683
(4)	U.S. Ultra Bond	December 2015	$639,000	13,214
Total				$148,142

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$148,142	—	$148,142

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(446,952)	—	$(446,952)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$542,577	—	$542,577

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$21,081,305

For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	21

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$426,500,605	—	$426,500,605
Short-Term Securities	$6,248,033	—	—	6,248,033

Total	$6,248,033	$426,500,605	—	$432,748,638

[1] See above Schedule of Investments for values in each state and political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$148,142	—	—	$148,142
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$125,050	—	—	$125,050
Liabilities:
TOB Trust Certificates	—	$(28,684,433)	—	(28,684,433)
VMTP Shares	—	(125,900,000)	—	(125,900,000)

Total	$125,050	$(154,584,433)	—	$(154,459,383)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$515	$517,998
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,655	1,859,624

		2,377,622
Arizona — 0.5%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	725	807,926
California — 9.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	438,315
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,229,145
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	680	776,268
California HFA, RB, S/F Housing, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	55	55,465
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	70	78,243
5.25%, 8/15/49	175	194,675
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	2,045	2,312,895
5.25%, 5/15/39	270	302,953
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/39	3,225	3,627,770
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	197,403
County of California Tobacco Securitization Agency, RB, Asset-Backed, 5.60%, 6/01/36	2,000	1,942,820
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 8/01/38 (a)	3,725	1,456,475
State of California, GO, Various Purposes, 6.50%, 4/01/33	2,000	2,369,600
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	355	400,333
Sub-Series I-1, 6.38%, 11/01/34	400	481,268

		15,863,628
Colorado — 3.3%
Colorado Health Facilities Authority, Refunding RB, Sisters of Charity of Leavenworth Health System, Series A, 5.00%, 1/01/40	3,940	4,330,848
North Range Metropolitan District No. 2, GO, Limited Tax, 5.50%, 12/15/37	1,200	1,210,440

		5,541,288
Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	836,280
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,240	2,325,456

		3,161,736

Municipal Bonds	Par (000)	Value
District of Columbia — 2.0%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	$260	$296,616
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	750	794,535
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.25%, 5/15/24	900	900,063
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	187,935
5.25%, 10/01/44	1,000	1,112,520

		3,291,669
Florida — 3.7%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	400	435,988
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,214,654
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	1,080	1,421,150
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (c)	95	71,248
Convertible CAB, Series A3, 0.00%, 5/01/40 (c)	225	134,512
Convertible CAB, Series A4, 0.00%, 5/01/40 (c)	120	53,116
Series 2, 0.00%, 5/01/40 (c)	310	161,597
Series A1, 6.65%, 5/01/40	355	359,466
Tolomato Community Development District, Special Assessment Bonds:
Series 1, 0.00%, 5/01/40 (c)	505	311,257
Series 1, 6.65%, 5/01/40 (d)(e)	15	15,290
Series 3, 6.61%, 5/01/40 (d)(e)	340	3
Series 3, 6.65%, 5/01/40 (d)(e)	275	3
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	835	918,909

		6,097,193
Georgia — 0.6%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	240	279,437
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	715	759,401

		1,038,838
Guam — 1.3%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	640	712,909
5.50%, 7/01/43	1,065	1,191,926
Territory of Guam, GO, Series A, 6.00%, 11/15/19	165	182,548

		2,087,383
Illinois — 12.3%
Chicago O’Hare International Airport, RB, General Airport, 3rd Lien, Series A, 5.00%, 1/01/33	5,000	5,039,300
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,500	2,908,750

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	23

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	$1,090	$1,111,680
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	280	290,116
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	685	612,691
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	382,486
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,625	1,685,190
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	395,234
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	1,845	2,006,382
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	550	628,936
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	815	892,971
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	1,790	1,863,283
Series B-2, 5.00%, 6/15/50	600	610,362
State of Illinois, GO, 5.00%, 2/01/39	745	761,621
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	215	238,452
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	390	424,905
5.00%, 4/01/44	475	515,014

		20,367,373
Indiana — 3.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	365	440,274
7.00%, 1/01/44	885	1,075,983
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,488,518
Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	190	201,993
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	160	169,656
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	520	548,470
Sisters of St. Francis Health Services, 5.25%, 11/01/39	290	321,714
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	600	680,544
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	397,747
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	445	491,356

		5,816,255
Iowa — 2.4%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	830	879,377
5.25%, 12/01/25	660	721,261
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	690	735,954

Municipal Bonds	Par (000)	Value
Iowa (continued)
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	$1,765	$1,696,041

		4,032,633
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	440	481,131
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (c)	565	401,947

		883,078
Louisiana — 3.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	2,000	2,168,320
Series A-1, 6.50%, 11/01/35	1,135	1,337,314
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	350	392,511
5.25%, 5/15/31	300	334,629
5.25%, 5/15/32	380	427,842
5.25%, 5/15/33	415	459,301
5.25%, 5/15/35	945	1,047,296

		6,167,213
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	970	1,097,216
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	970	1,057,280
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	645	641,311

		1,698,591
Michigan — 1.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,970	2,133,175
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	410	432,788

		2,565,963
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	93,706
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	115	125,230

		218,936
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	285	314,894
New Jersey — 4.8%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	475	479,066
5.25%, 11/01/44	705	707,510

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (f)	$505	$515,090
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,410	1,534,601
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	785	895,591
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45 (g)	1,215	1,341,664
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,625	1,651,081
Transportation System, Series B, 5.25%, 6/15/36	845	876,138

		8,000,741
New York — 32.3%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.63%, 8/01/25 (h)	4,000	4,216,040
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,013,670
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution:
Series CC, 5.00%, 6/15/47	4,780	5,316,890
Series HH, 5.00%, 6/15/31	2,830	3,270,801
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (f)	900	928,890
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	910	865,501
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	6,510	7,404,604
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,286,212
5.25%, 11/15/39	400	457,000
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,140	7,040,615
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	420	473,235
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (f)	2,355	2,378,833
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (f)	160	165,907
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (f)	395	413,557
4 World Trade Center Project, 5.75%, 11/15/51	2,220	2,556,352
New York State Dormitory Authority, RB:
Series A, 5.25%, 7/01/18 (b)	1,000	1,115,600
Series B, 5.75%, 3/15/36	11,250	12,917,700
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	846,194
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,100	1,069,277

		53,736,878
North Carolina — 10.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, 5.00%, 10/01/55 (g)	1,185	1,336,431

Municipal Bonds	Par (000)	Value
North Carolina (continued)
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	$480	$533,947
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	260	297,019
University of North Carolina at Chapel Hill, Refunding RB, General, Series A:
4.75%, 12/01/15 (b)	15	15,059
4.75%, 12/01/34	15,155	15,209,710

		17,392,166
Ohio — 3.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	2,295	2,001,033
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,650	2,948,046
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,220	1,294,542

		6,243,621
Pennsylvania — 1.3%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	300	321,021
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/38	465	495,867
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	720	739,541
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	569,644

		2,126,073
Rhode Island — 1.0%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	420	429,290
Series B, 4.50%, 6/01/45	1,230	1,196,606

		1,625,896
South Carolina — 1.8%
State of South Carolina State Ports Authority, RB, AMT, 5.25%, 7/01/55 (g)	940	1,018,800
State of South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	1,830	2,048,923

		3,067,723
Texas — 5.1%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	1,500	86,250
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	730	837,514
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	525	599,687
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	275,965
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	210	248,428
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	700	793,793

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	25

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (a)	$5,200	$1,939,392
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	180	183,755
Scott & White Healthcare, 6.00%, 8/15/20 (b)	105	127,431
Scott & White Healthcare, 6.00%, 8/15/45	1,285	1,518,703
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34 (a)	3,000	1,275,210
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	500	592,445

		8,478,573
Utah — 1.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,815	1,972,615
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	675	599,413
3.25%, 10/15/42	425	359,529

		2,931,557
Virginia — 2.0%
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (f)	240	241,999
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	1,000	1,037,380
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,875	2,125,331

		3,404,710
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	350	379,855
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,020	1,178,335
Washington State Housing Finance Commission, RB, Heron’s Key, Series A, 7.00%, 7/01/45 (f)	100	102,885

		1,661,075
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	100	107,638
Total Municipal Bonds — 115.6%		192,206,086

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
California — 1.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (b)	1,090	1,264,245
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (j)	840	932,249

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
California (continued)
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	$553	$631,713

		2,828,207
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (j)	740	833,876
Illinois — 1.7%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,751,349
Indiana — 7.3%
Carmel Redevelopment Authority, RB, Performing Arts Center (b):
4.75%, 2/01/16	5,365	5,427,127
5.00%, 2/01/16	6,580	6,660,342

		12,087,469
Massachusetts — 4.9%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	8,141,386
Nebraska — 3.0%
Omaha Public Power District, RB, Sub-Series B (NPFGC), 4.75%, 2/01/16 (b)	5,000	5,058,150
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	660	741,745
New York — 1.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	495	563,613
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	1,215	1,385,878

		1,949,491
Ohio — 3.1%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	4,634	5,207,404
South Carolina — 0.8%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	1,270	1,297,135
Texas — 11.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	11,000	12,152,030
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (j)	2,122	2,356,013
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,339,475
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,170	2,453,293

		18,300,811
Virginia — 2.0%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,257,193

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (j)	$1,989	$2,150,579
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.9%		64,604,795
Total Long-Term Investments (Cost — $241,568,221) — 154.5%		256,810,881

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (k)(l)	15,217,233	$15,217,233
Total Short-Term Securities (Cost — $15,217,233) — 9.2%		15,217,233
Total Investments (Cost — $256,785,454) — 163.7%		272,028,114
Liabilities in Excess of Other Assets — (2.2)%		(3,510,662)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.8)%		(26,332,037)
VRDP Shares, at Redemption Value — (45.7)%		(76,000,000)

Net Assets Applicable to Common Shares — 100.0%		$166,187,907

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	When-issued security.

(h)	Variable rate security. Rate shown is as of period end.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2016 to February 15, 2031, is $4,124,557.

(k)	During the period ended October 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	364,342	14,852,891	15,217,233	$130

(l)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(9)	5-Year U.S. Treasury Note	December 2015	$ 1,077,961	$11,794
(12)	10-Year U.S. Treasury Note	December 2015	$ 1,532,250	20,110
(6)	Long U.S. Treasury Bond	December 2015	$ 938,625	17,462
(2)	U.S. Ultra Bond	December 2015	$ 319,500	6,891
Total				$56,257

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$56,257	—	$56,257

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	27

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$(113,071)	—	$(113,071)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$183,468	—	$183,468

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts sold	$4,228,043

For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$256,810,881	—	$256,810,881
Short-Term Securities	$15,217,233	—	—	15,217,233

Total	$15,217,233	$256,810,881	—	$272,028,114

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$56,257	—	—	$56,257
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$53,600	—	—	$53,600
Liabilities:
TOB Trust Certificates	—	$(26,329,545)	—	(26,329,545)
VRDP Shares	—	(76,000,000)	—	(76,000,000)

Total	$53,600	$(102,329,545)	—	$(102,275,945)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 6/01/20	$1,000	$1,148,320
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,679,328
Series C, 5.00%, 1/01/21	2,500	2,874,475

		6,553,803
Arizona — 3.4%
City of Phoenix Arizona IDA, RB, Series A, 4.75%, 7/01/19 (a)	570	581,303
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,510,184
5.00%, 7/01/21	5,585	6,360,924
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,656,300
5.25%, 12/01/20	1,000	1,153,270

		11,261,981
California — 9.1%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	951,195
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,176,150
County of Riverside California Asset Leasing Corp., RB, Riverside County Hospital Project (NPFGC), 0.00%, 6/01/25 (b)	6,865	5,103,441
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 1/01/19	540	605,772
5.00%, 1/01/20	550	632,319
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,278,787
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,228,060
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	11,737,700

		29,713,424
Colorado — 1.6%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project:
4.00%, 8/15/19	125	135,825
4.00%, 8/15/20	150	164,292
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	595,848
4.00%, 12/01/20	580	625,466
E-470 Public Highway Authority Colorado, RB, CAB, Senior Series B (NPFGC), 0.00%, 9/01/22 (b)	4,500	3,822,795

		5,344,226
Florida — 3.6%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/22	5,160	5,692,099
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/22	1,250	1,378,125
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	1,375	1,584,550

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	$500	$582,560
Pine Island Community Development District, RB, 5.30%, 11/01/2010 (c)(d)	250	140,212
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/2013 (c)(d)	3,530	2,470,506

		11,848,052
Georgia — 2.4%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	7,763,194
Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	250	286,048
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,386,778

		1,672,826
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,403,762
5.00%, 11/15/20	1,440	1,603,210

		3,006,972
Illinois — 14.0%
Chicago Transit Authority, Refunding RB, 5.00%, 6/01/20	1,000	1,115,560
City of Chicago Illinois Motor Fuel Tax, Refunding RB, 5.00%, 1/01/20	1,000	1,069,290
City of Chicago Illinois, O’Hare International Airport, GARB, 3rd Lien, Series A (AMBAC):
5.00%, 1/01/21	5,000	5,039,300
5.00%, 1/01/22	7,000	7,055,020
Illinois Finance Authority, Refunding RB, Series A, 5.00%, 11/15/20	1,000	1,161,030
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	1,000	1,188,170
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 6/15/22 (b)	13,455	10,902,318
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	11,537,000
State of Illinois, GO, 5.00%, 7/01/20	4,055	4,439,130
State of Illinois, RB, Series B:
5.00%, 6/15/19 (e)	515	586,961
5.00%, 6/15/20	1,485	1,680,396

		45,774,175
Indiana — 5.1%
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	3,250	2,897,960
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	2,465	2,576,295
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/21	600	700,812
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	10,511,000

		16,686,067

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	29

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	$5,320	$5,652,447
Kansas — 2.5%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20 (b)	6,440	5,245,444
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.25%, 11/15/20	2,500	2,903,275

		8,148,719
Kentucky — 2.2%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,274,556
5.00%, 12/01/20	1,430	1,659,343
Kentucky Housing Corp., RB, S/F Housing, Series C, AMT, 4.63%, 7/01/22	2,000	2,026,380
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project (b):
0.00%, 7/01/19	255	229,184
0.00%, 7/01/20	1,000	867,200

		7,056,663
Louisiana — 0.1%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/20	400	461,932
Maryland — 1.6%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds:
5.00%, 6/15/19	250	279,040
5.00%, 6/15/20	275	312,059
County of Anne Arundel Consolidated, Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester and Farmington Village Project:
4.00%, 7/01/19	285	311,194
5.00%, 7/01/20	500	573,520
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,250	1,361,863
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,491,622
University of Maryland, Medical System, 5.00%, 7/01/19	670	754,681

		5,083,979
Massachusetts — 0.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/20	1,000	1,119,410
Michigan — 4.1%
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 9/01/20	1,500	1,532,490
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,435	1,545,653
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,095,550
Michigan Finance Authority, Refunding RB, AMT:
5.00%, 11/01/19	1,940	2,160,656
5.00%, 11/01/20	1,800	2,030,346
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	378,722
Series 2-A, 4.00%, 10/15/20	1,205	1,346,853

Municipal Bonds	Par (000)	Value
Michigan (continued)
State of Michigan Trunk Line, Refunding RB:
5.00%, 11/01/20	$1,000	$1,142,730
5.00%, 11/01/21	2,000	2,283,660

		13,516,660
Missouri — 1.2%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 9/01/20	3,000	3,466,170
State of Missouri Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/20	500	577,635

		4,043,805
Multi-State — 1.7%
Centerline Equity Issuer Trust (a)(f):
Series A-4-2, 6.00%, 5/15/19	2,500	2,829,150
Series B-3-2, 6.30%, 5/15/19	2,500	2,851,700

		5,680,850
Nebraska — 1.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	3,972,990
Nevada — 2.5%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	569,160
5.00%, 7/01/20	1,000	1,161,190
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/20	5,000	5,118,250
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,360	1,457,158

		8,305,758
New Jersey — 5.5%
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.00%, 7/01/20	250	282,793
New Jersey EDA, Refunding RB:
5.25%, 12/15/20 (AGC)	3,150	3,517,573
Cigarette Tax, 5.00%, 6/15/20	2,500	2,739,850
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,132,400
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 7/01/19	1,060	1,190,338
Seton Hall University, Series D, 5.00%, 7/01/20	650	741,494
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (g)	2,500	2,895,500
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/20	2,110	2,248,099
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 6/15/20	2,000	2,164,680

		17,912,727
New York — 7.8%
Build NYC Resource Corp., Refunding RB, AMT, 3.75%, 1/01/20 (a)	900	932,175
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 6/01/19	400	443,944
5.00%, 6/01/20	450	506,075
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport, AMT (h):
7.63%, 8/01/25	3,885	4,094,829
7.75%, 8/01/31	5,000	5,261,150

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
New York (continued)
New York State Energy Research & Development Authority, Refunding RB:
2.00%, 2/01/29 (h)	$3,000	$3,029,760
Brooklyn Union Gas/Keyspan, Series A, AMT (NPFGC), 4.70%, 2/01/24	8,500	8,582,620
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/20	875	1,004,815
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,525	1,727,413

		25,582,781
North Carolina — 2.2%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/19 (e)	1,400	1,580,824
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,759,350

		7,340,174
Ohio — 2.6%
Ohio State Water Development Authority, Refunding RB, Series B, 4.00%, 12/01/33 (h)	5,300	5,440,821
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 6/30/19	945	1,053,259
5.00%, 12/31/19	830	934,356
5.00%, 6/30/20	1,000	1,131,620

		8,560,056
Oklahoma — 0.9%
County of Canadian Oklahoma Educational Facilities Authority, RB, Mustang Public Schools Project, 4.50%, 9/01/20	1,500	1,680,555
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,222,529

		2,903,084
Pennsylvania — 8.5%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (h)	3,405	3,447,597
Cumberland County Municipal Authority, Refunding RB, 4.00%, 1/01/20	1,000	1,070,490
Lancaster IDA, Refunding RB, Garden Spot Village Project, 5.00%, 5/01/19	1,300	1,389,271
Montgomery County Industrial Development Authority, Refunding RB, Series A, 5.00%, 1/15/20	1,400	1,551,522
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/20	3,830	4,364,974
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,364,834
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,232,523
4.00%, 10/01/20	1,210	1,273,428
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.00%, 5/01/20	1,575	1,815,172
University of the Sciences in Philadelphia, 5.00%, 11/01/19	1,030	1,167,948
Widener University, Series A, 5.00%, 7/15/20	600	680,268
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	469,274
2.55%, 4/01/20	850	872,856
2.65%, 10/01/20	865	890,483

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	$1,500	$1,735,905
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/22	1,000	1,131,140
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	995	1,141,544
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/20	350	413,311
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 7/01/19	360	380,236
4.00%, 7/01/20	465	489,040

		27,881,816
Rhode Island — 1.3%
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,361,934
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,309,160
Texas — 15.6%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/19	800	900,328
5.75%, 1/01/20	1,140	1,307,945
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 8/15/42 (h)	2,500	2,855,800
Central Texas Turnpike System, RB, CAB (AMBAC) (b):
0.00%, 8/15/21 (g)	1,825	1,665,878
0.00%, 8/15/24 (g)	1,295	1,079,615
Series A, 0.00%, 8/15/21	6,165	5,478,774
Series A, 0.00%, 8/15/24	7,155	5,555,070
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,795,275
City of Houston Texas Airport System, Refunding RB:
Subordinate Lien, Series B, 5.00%, 7/01/20	250	288,400
United Airlines, Inc. Terminal E Project, AMT, 4.50%, 7/01/20	5,000	5,267,450
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	4,169,642
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 5/15/20	5,000	5,794,400
New Hope Cultural Education Facilities Corp., RB:
4.00%, 4/01/20	180	188,993
4.00%, 4/01/20	585	614,227
Stephenville LLC Tarleton State University Project, Series A, 4.00%, 4/01/19	345	361,277
Stephenville LLC Tarleton State University Project, Series A, 4.00%, 4/01/20	415	436,265
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 1/01/20	1,000	1,122,240
5.38%, 1/01/21	5,000	5,590,800
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/20	5,000	5,729,700

		51,202,079
Virginia — 1.5%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,356,540

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	31

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
Virginia (continued)
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	$1,500	$1,730,760
Virginia College Building Authority, Refunding RB, Marymount Univ. Project, Series A (a):
5.00%, 7/01/19	425	460,772
5.00%, 7/01/20	335	366,423

		4,914,495
Washington — 2.5%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	3,091,069
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	250	292,440
5.00%, 10/01/42 (h)	4,000	4,743,400

		8,126,909
Wisconsin — 1.0%
State of Wisconsin, Refunding RB, Series A, 5.25%, 5/01/20	1,000	1,146,560
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., 5.00%, 4/01/20	1,515	1,716,980
ThedaCare, Inc., 5.00%, 12/15/20	250	290,295

		3,153,835
Total Municipal Bonds — 112.2%		368,065,303

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Illinois — 1.6%
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	$5,000	$5,428,650
Total Long-Term Investments (Cost — $350,584,126) — 113.8%		373,493,953

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (j)(k)	168,275	168,275
Total Short-Term Securities (Cost — $168,275) — 0.1%		168,275
Total Investments (Cost — $350,752,401) — 113.9%		373,662,228
Other Assets Less Liabilities — 1.2%		3,867,195
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.1)%		(3,755,482)
AMPS Shares, at Liquidation Value — (14.0)%		(45,825,000)

Net Assets Applicable to Common Shares — 100.0%		$327,948,941

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Non-income producing security.

(e)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(f)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(h)	Variable rate security. Rate shown is as of period end.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	During the period ended October 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	828,428	(660,153)	168,275	$197

(k)	Represents the current yield as of period end.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$373,493,953	—	$373,493,953
Short-Term Securities	$168,275	—	—	168,275

Total	$168,275	$373,493,953	—	$373,662,228

[1] See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $3,750,000 are categorized as Level 2 within the disclosure hierarchy.

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	33

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.1%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$2,910	$2,926,936
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,555	1,660,227
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,275	2,475,223
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,449,694
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	2,116,870
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	4,080	4,722,722

		20,351,672
Arizona — 3.0%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	11,396,387
5.00%, 12/01/37	7,460	8,313,275

		19,709,662
California — 13.8%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	4,445	5,154,778
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,363,050
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	2,465	2,836,870
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	290	324,150
5.25%, 8/15/49	715	795,387
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	2,970	3,132,400
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	11,690	13,221,390
5.25%, 5/15/39	1,560	1,750,398
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	822,866
County of Riverside Transportation Commission, RB, CAB, Senior Lien, Series B (c):
0.00%, 6/01/41	5,000	1,493,500
0.00%, 6/01/42	6,000	1,705,140
0.00%, 6/01/43	5,000	1,348,600
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	7,000	7,793,030
Murrieta Community Facilities District Special Tax California, Special Tax Bonds, District No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34	4,890	4,898,606
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (c):
0.00%, 8/01/34	3,500	1,641,080
0.00%, 8/01/36	4,000	1,712,480
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,970	5,956,296
6.50%, 4/01/33	20,410	24,181,768

Municipal Bonds	Par (000)	Value
California (continued)
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	$1,495	$1,685,912
Sub-Series I-1, 6.38%, 11/01/34	2,315	2,785,339

		90,603,040
Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	4,205	4,739,834
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	2,530	2,556,363

		7,296,197
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	2,971,054
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,480,964
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,464,552

		12,945,516
District of Columbia — 4.3%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	1,480	1,688,428
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,036,152
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,094,445
5.25%, 10/01/44	2,465	2,742,362

		28,561,387
Florida — 2.6%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	1,665	1,814,800
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,586,956
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	637,464
5.00%, 6/01/36	125	132,418
5.13%, 6/01/42	1,925	2,046,256
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	5,885	7,743,954
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (d)(e)	3,590	2,512,497

		17,474,345
Georgia — 2.5%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	4,370	4,952,696
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,010	1,175,963

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Georgia (continued)
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	$1,650	$1,847,654
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	5,000	5,579,800
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	3,005	3,191,610

		16,747,723
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,660	3,004,842
Illinois — 17.7%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	11,385	13,708,792
City of Chicago Illinois, GO, Project, 5.00%, 1/01/34	3,560	3,555,550
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/32	6,155	6,277,423
5.00%, 1/01/34	2,500	2,496,875
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,605	1,662,989
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	2,840	2,540,210
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,183,355
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	7,625	7,907,430
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,525	1,722,091
Illinois Finance Authority, RB, Advocate Health Care, Series C, 5.38%, 4/01/44	10,630	11,559,806
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,089,768
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,613,523
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	5,095	5,647,604
Senior, Series C, 5.00%, 1/01/37	5,455	6,015,283
Series A, 5.00%, 1/01/38	4,550	4,985,299
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	14,710	15,312,227
Series B-2, 5.00%, 6/15/50	3,905	3,972,439
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	885	1,032,530
6.00%, 6/01/28	2,245	2,662,413
State of Illinois, GO:
5.00%, 2/01/39	2,990	3,056,707
Series A, 5.00%, 4/01/38	9,030	9,226,041
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,240	1,375,259
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,565	1,705,068
5.00%, 4/01/44	1,910	2,070,898

		116,379,580
Indiana — 4.4%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	2,205	2,277,412

Municipal Bonds	Par (000)	Value
Indiana (continued)
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	$1,525	$1,839,501
7.00%, 1/01/44	3,680	4,474,144
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village, 6.25%, 1/01/24	1,570	1,399,937
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	7,303,586
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	790	839,865
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	880	933,108
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	2,905	3,064,049
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,655	1,835,991
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,150	2,443,303
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,490	2,749,383

		29,160,279
Iowa — 2.3%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,880	1,997,481
5.50%, 12/01/22	4,595	4,868,357
5.25%, 12/01/25	2,125	2,322,242
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,690	2,869,154
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	2,920	2,805,916

		14,863,150
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,915	2,094,014
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (f)	2,325	1,654,028

		3,748,042
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,699,864
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,980	2,220,491
5.25%, 5/15/31	1,690	1,885,076
5.25%, 5/15/32	2,160	2,431,944
5.25%, 5/15/33	2,345	2,595,329
5.25%, 5/15/35	985	1,091,626

		17,924,330
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	855	931,933

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	35

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Maryland (continued)
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	$1,440	$1,431,763
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	4,295	4,771,616
Montgomery County Housing Opportunites Commission, RB, Series D, AMT, 5.50%, 1/01/38	150	151,791

		7,287,103
Massachusetts — 0.8%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	2,775	2,780,745
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	2,535	2,822,266

		5,603,011
Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,665	9,382,722
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,870	3,379,683
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	3,001,536
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,710	1,805,042
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	4,391,755

		21,960,738
Mississippi — 2.1%
City of Gulfport Mississipi, RB, Memorial Hospital at Gulfport Project, Series A, 5.75%, 7/01/31	14,025	14,068,478
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	545,698
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	2,035	2,184,430
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	480	522,701

		3,252,829
Nebraska — 1.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,610	1,778,873
5.00%, 9/01/42	2,815	3,035,893
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,578,644
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	600	671,760

		9,065,170

Municipal Bonds	Par (000)	Value
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	$4,550	$4,641,319
New Jersey — 9.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	2,000	2,017,120
5.25%, 11/01/44	2,980	2,990,609
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	2,115	2,157,258
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (d)(e)	3,680	177,965
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	2,035	2,259,257
Continental Airlines, Inc. Project, 4.88%, 9/15/19	1,575	1,653,718
Continental Airlines, Inc. Project, 5.25%, 9/15/29	3,830	4,163,287
The Goethals Bridge Replacement Project, 5.38%, 1/01/43	2,285	2,436,358
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,724,480
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	8,150	8,978,121
Series E, 5.00%, 1/01/45 (g)	5,095	5,626,154
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	6,815	6,924,381
Transportation System, Series A, 5.50%, 6/15/41	8,000	8,487,040
Transportation System, Series B, 5.25%, 6/15/36	4,810	4,987,248

		62,582,996
New York — 12.8%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., AMT, JFK International Airport (h):
Project, 7.75%, 8/01/31	22,140	23,296,372
8.00%, 8/01/28	5,000	5,280,350
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,805	5,357,671
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 6/01/43	5,000	5,034,500
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	3,600	3,715,560
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,778	1,954,120
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,304,912
5.25%, 11/15/39	1,650	1,885,125
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,400	2,704,200
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	8,410	8,495,109
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	660	684,367
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	1,655	1,732,752

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
New York (continued)
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 2/15/37	$6,655	$7,432,903
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,575	1,584,623
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,926,905
6.00%, 12/01/42	1,960	2,271,973
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,600	4,471,522

		84,132,964
North Carolina — 5.0%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	12,130	12,139,098
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University:
5.00%, 10/01/55 (g)	4,965	5,599,477
Project, Series B, 5.00%, 10/01/38	10,000	11,127,900
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,750	3,059,073
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,130	1,290,889

		33,216,437
Ohio — 2.4%
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	6,125	6,813,879
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,280	1,401,690
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	5,450	5,832,372
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,585	1,681,843

		15,729,784
Pennsylvania — 1.5%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,240	1,326,887
Pennsylvania Economic Development Financing Authority, RB:
AMT, Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	1,660	1,757,757
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	4,128,455
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,360,738

		9,573,837
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	5,175	5,034,499
South Carolina — 3.6%
South Carolina State Ports Authority, RB:
5.25%, 7/01/40	6,455	7,226,566
AMT, 5.25%, 7/01/55 (g)	2,525	2,736,671

Municipal Bonds	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	$12,065	$13,508,336

		23,471,573
Tennessee — 0.4%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,660	2,908,657
Texas — 14.2%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	4,370	251,275
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,210	4,830,049
Sub-Lien, 5.00%, 1/01/33	700	754,523
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	1,150	1,238,883
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	385	422,230
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	2,970	3,392,512
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,311,580
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	16,425	19,190,970
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/43	380	449,536
7.00%, 1/01/48	500	587,480
County of Harris Texas-Houston Sports Authority, Refunding RB (NPFGC) (c):
3rd Lien, Series A-3, 0.00%, 11/15/37	26,120	7,934,995
CAB, Junior Lien, Series H, 0.00%, 11/15/35	5,000	1,848,000
CAB, Senior Lien, Series A, 0.00%, 11/15/38	12,580	4,063,592
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (c):
0.00%, 9/15/40	9,780	3,129,404
0.00%, 9/15/41	5,420	1,642,043
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	585	709,974
6.00%, 8/15/45	7,345	8,680,835
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	2,045	2,042,219
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	355	370,403
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/16 (a)	12,180	12,302,531
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/32	2,835	3,104,750
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	7,109,340

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	37

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Texas (continued)
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	$5,100	$5,939,001

		93,306,125
Utah — 0.6%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A:
3.25%, 10/15/36	1,940	1,722,759
3.25%, 10/15/42	3,010	2,546,309

		4,269,068
Virginia — 1.5%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,155	3,447,374
6.00%, 1/01/37	5,695	6,455,339

		9,902,713
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,475	1,600,817
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,420	5,106,117

		6,706,934
Wisconsin — 0.3%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,847,952
Total Municipal Bonds — 124.5%		820,303,006

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	4,548	4,730,478
California — 5.3%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (j)	5,115	5,676,729
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	18,540	20,855,461
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	4,500	4,853,835
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	3,260	3,721,983

		35,108,008
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,600	7,999,988
Series C-7, 5.00%, 9/01/36	4,860	5,123,947

		13,123,935

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$9,397	$9,946,732
Series X-3, 4.85%, 7/01/37	9,366	9,947,965

		19,894,697
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	6,629	7,528,716
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	5,066,896
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	3,988	4,484,188
New York — 10.7%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	3,075	3,501,235
Series HH, 5.00%, 6/15/31 (j)	16,395	18,948,685
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	3,130	3,559,802
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	20,864	23,924,894
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	12,611	14,521,292
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	5,070	5,783,045

		70,238,953
Texas — 3.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	4,900	5,413,177
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,613,252
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,003	6,786,158

		19,812,587
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,153	7,774,258
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,767	11,793,595
Washington — 3.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	5,459	5,933,757
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	14,487	16,104,186

		22,037,943
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.6%		221,594,254
Total Long-Term Investments (Cost — $967,200,834) — 158.1%		1,041,897,260

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (k)(l)	10,243,833	$10,243,833
Total Short-Term Securities (Cost — $10,243,833) — 1.6%		10,243,833
Total Investments (Cost — $977,444,667) — 159.7%		1,052,141,093
Other Assets Less Liabilities — 0.5%		3,460,462
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.1)%		(126,111,253)
VMTP Shares, at Liquidation Value — (41.1)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$658,690,302

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Non-income producing security.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(g)	When-issued security.

(h)	Variable rate security. Rate shown is as of period end.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $25,981,959.

(k)	During the six months ended October 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	4,155,414	6,088,419	10,243,833	$873

(l) Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(52)	10-Year U.S. Treasury Note	December 2015	$6,639,750	$91,467
(39)	5-Year U.S. Treasury Note	December 2015	$4,671,164	53,031
(26)	Long U.S. Treasury Bond	December 2015	$4,067,375	82,438
(9)	U.S. Ultra Bond	December 2015	$1,437,750	28,503
Total				$255,439

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	39

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$255,439	—	$255,439

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Loss from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts		—	—	—	—	$(998,436)	—	$(998,436)

Net Change in Unrealized Appreciation (Depreciation) on:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts		—	—	—	—	$850,044	—	$850,044

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$30,582,145

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,041,897,260	—	$1,041,897,260
Short-Term Securities	$10,243,833	—	—	10,243,833

Total	$10,243,833	$1,041,897,260	—	$1,052,141,093

[1] See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$255,439	—	—	$255,439
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$230,800	—	—	$230,800
Liabilities:
TOB Trust Certificates	—	$(126,074,112)	—	(126,074,112)
VMTP Shares	—	(270,800,000)	—	(270,800,000)

Total	$230,800	$(396,874,112)	—	$(396,643,312)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments October 31, 2015 (Unaudited)	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$465	$467,706
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	1,115	1,337,287
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	655	758,182

		2,563,175
Alaska — 0.9%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	510	510,076
5.00%, 6/01/46	530	441,983

		952,059
Arizona — 1.0%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,114,380
California — 8.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	720	834,970
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,193,689
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	400	460,344
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	45	50,299
5.25%, 8/15/49	115	127,929
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	475	500,973
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	1,875	2,120,625
5.25%, 5/15/39	250	280,512
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	131,602
State of California, GO, Various Purposes:
6.00%, 3/01/33	800	958,760
6.50%, 4/01/33	650	770,120
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	240	270,648
Sub-Series I-1, 6.38%, 11/01/34	375	451,189
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	915	1,068,912

		9,220,572
Colorado — 1.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	680	766,489
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax, 5.50%, 12/01/37	440	444,585
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	364,973

		1,576,047

Municipal Bonds	Par (000)	Value
Delaware — 2.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	$820	$914,333
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,256,161

		2,170,494
District of Columbia — 3.4%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	690	730,972
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,340	1,652,301
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	176,880
5.25%, 10/01/44	1,000	1,112,520

		3,672,673
Florida — 2.2%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	265	288,842
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	950	1,250,086
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	755	830,870

		2,369,798
Georgia — 2.7%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	590	668,671
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	160	186,291
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	296,744
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	1,095	1,221,976
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	480	509,808

		2,883,490
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	480,097
Illinois — 21.4%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	1,500	1,745,250
Series C, 6.50%, 1/01/41	1,855	2,233,624
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	570	569,287
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	1,000	1,019,890
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	260	269,394
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	445	398,026
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	800	925,960
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	350,612

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	41

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	$1,415	$1,467,412
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	276,664
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	336,348
Central Dupage Health, Series B, 5.50%, 11/01/39	2,500	2,858,800
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	815	903,395
Senior, Series C, 5.00%, 1/01/37	875	964,871
Series A, 5.00%, 1/01/38	730	799,839
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/44 (c)	2,980	730,994
Series B (AGM), 5.00%, 6/15/50	1,280	1,332,403
Series B-2, 5.00%, 6/15/50	785	798,557
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	204,172
6.00%, 6/01/28	940	1,114,774
State of Illinois, GO:
5.00%, 2/01/39	480	490,709
Series A, 5.00%, 4/01/35	1,000	1,030,570
Series A, 5.00%, 4/01/38	1,135	1,159,641
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	200	221,816
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	250	272,375
5.00%, 4/01/44	310	336,114

		22,811,497
Indiana — 4.7%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	280	289,195
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	245	295,526
7.00%, 1/01/44	1,090	1,325,222
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,181,548
Private Activity Bond, Ohio River Bridges East End Crossing Project, 5.25%, 1/01/51	125	132,890
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	140	148,449
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	465	490,459
Sisters of St. Francis Health Services, 5.25%, 11/01/39	270	299,527
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	350	397,747
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	400	441,668

		5,002,231
Iowa — 2.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	300	318,747
5.50%, 12/01/22	730	773,428
5.25%, 12/01/25	145	158,459

Municipal Bonds	Par (000)	Value
Iowa (continued)
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	$435	$463,971
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,145	1,100,265

		2,814,870
Kentucky — 4.1%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	310	338,979
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (c)	5,000	3,747,200
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	375	266,779

		4,352,958
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,055	1,243,054
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	320	358,867
5.25%, 5/15/31	270	301,166
5.25%, 5/15/32	345	388,436
5.25%, 5/15/33	375	415,031
5.25%, 5/15/35	160	177,320

		2,883,874
Maryland — 1.5%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	147,147
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	645	641,311
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	690	766,569

		1,555,027
Massachusetts — 0.4%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	445	445,921
Michigan — 4.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,925	2,084,448
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	465	547,579
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	435	483,581
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	275	290,284
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	500	519,120
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,000	1,204,910

		5,129,922

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	$80	$88,193
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	330	354,232
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	80	87,117

		529,542
Nebraska — 1.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	260	287,271
5.00%, 9/01/42	455	490,704
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	785,556

		1,563,531
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	880	897,662
New Jersey — 10.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	320	322,739
5.25%, 11/01/44	480	481,709
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	340	346,793
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (e)(f)	645	31,192
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	255	267,745
Continental Airlines, Inc. Project, 5.13%, 9/15/23	1,090	1,186,323
Continental Airlines, Inc. Project, 5.25%, 9/15/29	145	157,618
The Goethals Bridge Replacement Project, 5.38%, 1/01/43	500	533,120
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	705	804,320
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,625	1,790,116
Series E, 5.25%, 1/01/40	1,355	1,488,671
Series E, 5.00%, 1/01/45 (g)	820	905,485
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,090	1,107,495
Transportation System, Series A, 5.50%, 6/15/41	575	610,006
Transportation System, Series B, 5.25%, 6/15/36	775	803,559
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	165	183,739

		11,020,630

Municipal Bonds	Par (000)	Value
New York — 10.6%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport Project, 7.75%, 8/01/31 (h)	$3,000	$3,156,690
British Airways PLC Project, 7.63%, 12/01/32	1,000	1,013,670
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	770	858,565
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	600	619,260
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	291	319,372
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	857,475
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	385	433,799
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	1,365	1,378,814
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	105	108,876
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	265	277,450
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	330	332,016
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	475,260
6.00%, 12/01/42	395	457,872
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,000	972,070

		11,261,189
North Carolina — 1.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University, 5.00%, 10/01/55 (g)	795	896,593
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	440	489,452
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	185	211,340

		1,597,385
Ohio — 1.1%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	210	229,965
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	885	947,091

		1,177,056
Oregon — 0.7%
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project, 5.00%, 7/01/44	715	780,937

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	43

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Pennsylvania — 1.9%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	$200	$214,014
Pennsylvania Economic Development Financing Authority, RB:
AMT, Pennsylvania Bridge Finco LP, 5.00%, 6/30/42	265	280,606
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	664,986
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	480	493,027
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	377,937

		2,030,570
Rhode Island — 0.8%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	830	807,466
South Carolina — 2.8%
South Carolina State Ports Authority, RB:
5.25%, 7/01/40	1,040	1,164,311
AMT, 5.25%, 7/01/55 (g)	405	438,951
State of South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	1,220	1,365,949

		2,969,211
Tennessee — 1.7%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	430	470,196
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	1,270	1,304,138

		1,774,334
Texas — 12.7%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (e)(f)	730	41,975
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	680	780,150
Sub-Lien, 5.00%, 1/01/33	115	123,957
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	190	208,373
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	475	542,574
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	485	535,372
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	135	143,986
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	2,730	3,189,732
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	230	271,653
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	145	170,369

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (c)	$4,750	$1,534,345
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	4,485	1,672,726
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare:
6.00%, 8/15/20 (a)	95	115,295
6.00%, 8/15/45	1,175	1,388,697
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (a)	500	597,065
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	640	243,392
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/16 (a)	1,025	1,035,312
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	500	592,445
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	320,240

		13,507,658
Virginia — 5.8%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,036,670
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,500	2,738,225
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	250	273,168
6.00%, 1/01/37	1,845	2,091,326

		6,139,389
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	235	255,046
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	715	825,989

		1,081,035
Wisconsin — 2.0%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/31	2,000	2,082,480
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	975	1,106,684
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.00%, 1/01/42	95	102,256
5.38%, 1/01/42	500	539,075

		1,748,015
Total Municipal Bonds — 124.8%		132,967,175

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	$760	$790,146
California — 5.4%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (j)	855	948,896
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	2,970	3,340,923
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	740	798,186
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	631,713

		5,719,718
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	1,210	1,273,682
Series C-7, 5.00%, 9/01/36	780	822,362

		2,096,044
Connecticut — 3.1%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,671,897
Series X-3, 4.85%, 7/01/37	1,541	1,636,738

		3,308,635
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	824,444
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	645	724,888
New York — 7.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	510	580,693
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	500	568,659
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	3,869,950
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	2,030	2,337,686

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding RB, 194th Series, 5.25%, 10/15/55	$810	$923,918

		8,280,906
Texas — 5.2%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	780	861,689
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (j)	2,142	2,378,239
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,236,438
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	975	1,102,751

		5,579,117
Utah — 1.2%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,155	1,254,964
Virginia — 1.8%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	1,785	1,954,649
Washington — 3.4%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	900	978,092
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/34	2,400	2,667,360

		3,645,452
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.1%		34,178,963
Total Long-Term Investments (Cost — $153,613,975) — 156.9%		167,146,138

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (k)(l)	1,426,937	1,426,937
Total Short-Term Securities (Cost — $1,426,937) — 1.3%		1,426,937
Total Investments (Cost — $155,040,912) — 158.2%		168,573,075
Other Assets Less Liabilities — 0.7%		728,902
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.6)%		(19,854,985)
VMTP Shares, at Liquidation Value — (40.3)%		(42,900,000)

Net Assets Applicable to Common Shares —100.0%		$106,546,992

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of period end.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	When-issued security.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Notes to Schedule of Investments

(h)	Variable rate security. Rate shown is as of period end.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Trust to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2016 to February 15, 2031, is $4,045,251.

(k)	During the period ended October 31, 2015, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at October 31, 2015	Income
FFI Institutional Tax-Exempt Fund	778,976	647,961	1,426,937	$150

(l)	Represents the current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(7)	5-Year U.S. Treasury Note	December 2015	$ 838,414	$9,078
(9)	10-Year U.S. Treasury Note	December 2015	$ 1,149,188	16,380
(4)	Long U.S. Treasury Bond	December 2015	$ 625,750	10,901
(1)	U.S. Ultra Bond	December 2015	$ 159,750	3,405
Total				$39,764

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	Net unrealized appreciation[1]	—	—	—	—	$39,764	—	$39,764

[1]    Includes cumulative appreciation (depreciation) on financial futures contracts, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2015, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Loss from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—-	—	—	$(159,145)	—	$(159,145)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$135,519	—	$135,519

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$4,954,801

For information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments [1]	—	$167,146,138	—	$167,146,138
Short-Term Securities	$1,426,937	—	—	1,426,937

Total	$1,426,937	$167,146,138	—	$168,573,075

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments [1]
Assets:
Interest rate contracts	$39,764	—	—	$39,764
[1] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$36,600	—	—	$36,600
Liabilities:
TOB Trust Certificates	—	$(19,849,227)	—	(19,849,227)
VMTP Shares	—	(42,900,000)	—	(42,900,000)

Total	$36,600	$(62,749,227)	—	$(62,712,627)

During the six months ended October 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	47

Statements of Assets and Liabilities

October 31, 2015 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK )	BlackRock Strategic Municipal Trust (BSD)

Assets
Investments at value — unaffiliated[1]	$426,500,605	$256,810,881	$373,493,953	$1,041,897,260	$167,146,138
Investments at value — affiliated[2]	6,248,033	15,217,233	168,275	10,243,833	1,426,937
Cash pledged for financial futures contracts	125,050	53,600	—	230,800	36,600
Receivables:
Interest	5,181,670	3,629,579	5,033,693	15,585,343	2,514,566
Investments sold	3,359,719	251,130	—	5,772,077	1,060,293
Variation margin receivable on financial futures contracts	141	70	—	305	55
Deferred offering cost	—	75,000	—	—	—
Prepaid expenses	13,812	1,371	8,664	15,210	13,721

Total assets	441,429,030	276,038,864	378,704,585	1,073,744,828	172,198,310

Accrued Liabilities
Payables:
Investments purchased	9,985,231	6,529,783	—	13,892,602	2,229,848
Income dividends — Common Shares	1,322,295	778,490	906,601	3,360,154	518,648
Investment advisory fees	127,323	144,718	159,657	534,055	85,624
Officer’s and Trustees’ fees	55,010	16,375	41,379	220,633	12,187
Administration fees	54,567	—	—	—	—
Interest expense and fees	7,299	2,492	5,482	37,141	5,758
Other accrued expenses	61,267	42,929	66,281	106,766	45,885
Variation margin payable on financial futures contracts	16,297	6,625	—	29,063	4,141

Total accrued liabilities	11,629,289	7,521,412	1,179,400	18,180,414	2,902,091

Other Liabilities
TOB Trust Certificates	28,684,433	26,329,545	3,750,000	126,074,112	19,849,227
VRDP Shares, at liquidation value of $100,000 per share[3,4,5]	—	76,000,000	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	125,900,000	—	—	270,800,000	42,900,000

Total other liabilities	154,584,433	102,329,545	3,750,000	396,874,112	62,749,227

Total liabilities	166,213,722	109,850,957	4,929,400	415,054,526	65,651,318

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4,5]	—	—	45,826,244	—	—

Net Assets Applicable to Common Shareholders	$275,215,308	$166,187,907	$327,948,941	$658,690,302	$106,546,992

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,504,459	$191,003,998	$293,569,576	$604,281,413	$103,442,631
Undistributed net investment income	1,925,734	1,434,304	11,514,397	8,682,273	994,642
Accumulated net realized loss	(3,257,088)	(41,549,312)	(44,859)	(29,225,249)	(11,462,208)
Net unrealized appreciation (depreciation)	38,042,203	15,298,917	22,909,827	74,951,865	13,571,927

Net Assets Applicable to Common Shareholders	$275,215,308	$166,187,907	$327,948,941	$658,690,302	$106,546,992

Net asset value, per Common Share	$16.03	$12.38	$16.21	$14.72	$14.59

[1] Investments at cost — unaffiliated	$388,606,544	$241,568,221	$350,584,126	$967,200,834	$153,613,975
[2] Investments at cost — affiliated	$6,248,033	$15,217,233	$168,275	$10,243,833	$1,426,937
[3] Preferred Shares outstanding	1,259	760	1,833	2,708	429
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	7,121	unlimited	unlimited	unlimited	unlimited
[5] Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	17,172,666	13,422,247	20,236,628	44,742,403	7,304,904
[7] Common Shares authorized	199,992,879	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Statements of Operations

Six Months Ended October 31, 2015 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Investment Income
Interest	$9,639,137	$5,799,043	$7,037,648	$24,773,163	$3,921,635
Interest — affiliated	468	130	197	873	150

Total income	9,639,605	5,799,173	7,037,845	24,774,036	3,921,785

Expenses
Investment advisory	751,993	836,110	953,478	3,163,498	506,945
Administration	322,283	—	—	—	—
Professional	37,350	30,010	39,746	76,207	29,557
Accounting services	29,476	9,795	27,046	36,937	15,411
Rating agency	17,665	—	5,795	17,713	17,638
Transfer agent	16,589	11,224	26,843	26,300	10,707
Custodian	12,551	6,268	11,741	23,343	5,900
Remarketing fees on Preferred Shares	—	62	37,164	—	—
Officer and Trustees	6,101	5,429	9,494	5,435	3,411
Printing	5,519	4,033	5,325	9,021	3,873
Registration	4,391	4,387	4,370	8,102	4,389
Liquidity fees	—	64	—	—	—
Miscellaneous	20,032	13,717	23,333	31,264	15,641

Total expenses excluding interest expense, fees and amortization of offering costs	1,223,950	921,099	1,144,335	3,397,820	613,472
Interest expense, fees and amortization of offering costs[1]	785,556	334,569	13,540	1,872,223	295,902

Total expenses	2,009,506	1,255,668	1,157,875	5,270,043	909,374
Less fees waived by the Manager	(1)	—	(1)	(1)	—

Total expenses after fees waived	2,009,505	1,255,668	1,157,874	5,270,042	909,374

Net investment income	7,630,100	4,543,505	5,879,971	19,503,994	3,012,411

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	189,377	(32,153)	7,610	(2,142,640)	(347,556)
Financial futures contracts	(446,952)	(113,071)	—	(998,436)	(159,145)

	(257,575)	(145,224)	7,610	(3,141,076)	(506,701)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,074,348)	(1,656,044)	(1,898,301)	(5,424,302)	(830,939)
Financial futures contracts	542,577	183,468	—	850,044	135,519

	(531,771)	(1,472,576)	(1,898,301)	(4,574,258)	(695,420)

Net realized and unrealized loss	(789,346)	(1,617,800)	(1,890,691)	(7,715,334)	(1,202,121)

Distributions to AMPS Shareholders From
Net investment income	—	—	(37,989)	—	—

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$6,840,754	$2,925,705	$3,951,291	$11,788,660	$1,810,290

[1] Related to TOB Trusts and/or Preferred Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	49

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)		BlackRock Long-Term Municipal Advantage Trust (BTA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$7,630,100	$15,445,930	$4,543,505	$9,243,549
Net realized gain (loss)	(257,575)	3,685,795	(145,224)	648,433
Net change in unrealized appreciation (depreciation)	(531,771)	10,071,809	(1,472,576)	6,396,409

Net increase in net assets applicable to Common Shareholders resulting from operations	6,840,754	29,203,534	2,925,705	16,288,391

Distributions to Common Shareholders[1]
From net investment income	(7,933,772)	(16,287,864)	(4,670,942)	(9,623,751)

Capital Share Transactions
Reinvestment of common distributions	—	94,320	—	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,093,018)	13,009,990	(1,745,237)	6,664,640
Beginning of period	276,308,326	263,298,336	167,933,144	161,268,504

End of period	$275,215,308	$276,308,326	$166,187,907	$167,933,144

Undistributed net investment income, end of period	$1,925,734	$2,229,406	$1,434,304	$1,561,741

	BlackRock Municipal 2020 Term Trust (BKK)		BlackRock Municipal Income Trust (BFK)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$5,879,971	$12,410,511	$19,503,994	$39,272,376
Net realized gain	7,610	798,069	(3,141,076)	(1,531,637)
Net change in unrealized appreciation (depreciation)	(1,898,301)	2,011,193	(4,574,258)	31,362,140
Distributions to AMPS Shareholders from net investment income	(37,989)	(63,485)	—	—

Net increase in net assets applicable to Common Shareholders resulting from operations	3,951,291	15,156,288	11,788,660	69,102,879

Distributions to Common Shareholders[1]
From net investment income	(5,811,960)	(13,509,973)	(20,160,927)	(40,617,153)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,860,669)	1,646,315	(8,372,267)	28,485,726
Beginning of period	329,809,610	328,163,295	667,062,569	638,576,843

End of period	$327,948,941	$329,809,610	$658,690,302	$667,062,569

Undistributed net investment income, end of period	$11,514,397	$11,484,375	$8,682,273	$9,339,206

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Statements of Changes in Net Assets

	BlackRock Strategic Municipal Trust (BSD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2015 (Unaudited)	Year Ended April 30, 2015

Operations
Net investment income	$3,012,411	$6,088,397
Net realized loss	(506,701)	(130,608)
Net change in unrealized appreciation (depreciation)	(695,420)	5,240,913

Net increase in net assets applicable to Common Shareholders resulting from operations	1,810,290	11,198,702

Distributions to Common Shareholders[1]
From net investment income	(3,111,889)	(6,418,819)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(1,301,599)	4,779,883
Beginning of period	107,848,591	103,068,708

End of period	$106,546,992	$107,848,591

Undistributed net investment income, end of period	$994,642	$1,094,120

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	51

Statements of Cash Flows

Six Months Ended October 31, 2015 (Unaudited)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$6,840,754	$2,925,705	$11,788,660	$1,810,290
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	50,360,868	7,593,877	23,924,771	3,858,976
Purchases of long-term investments	(47,925,740)	(9,855,360)	(21,141,490)	(3,676,993)
Net proceeds from sales (purchases) of short-term securities	(1,639,801)	(14,852,891)	(6,088,419)	(647,961)
Net realized gain (loss) on investments	(189,377)	20,531	2,100,364	340,534
Net unrealized loss on investments	1,074,348	1,656,044	5,424,302	830,939
Amortization of premium and accretion of discount on investments	(831,085)	(49,697)	383,392	(14,544)
(Increase) decrease in assets:
Interest receivable	(164,309)	(171,800)	72,850	(2,056)
Variation margin receivable on financial futures contracts	48,939	10,055	48,634	7,820
Prepaid expenses	15,961	6,834	28,383	12,360
Cash pledged for financial futures contracts	369,950	49,400	263,200	77,400
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	2,167	5,333	7,257	1,178
Interest expense and fees	1,177	(30,673)	11,951	1,898
Administration fees	929	—	—	—
Officer’s and Directors’ fees	(7,677)	(2,917)	(27,603)	(1,927)
Other accrued expenses	(39,508)	(28,004)	(50,573)	(30,843)
Variation margin payable on financial futures contracts	16,297	6,625	29,063	4,141

Net cash provided by (used for) operating activities	7,933,893	(12,716,938)	16,774,742	2,571,212

Cash Used for Financing Activities
Proceeds from issuance of VRDP Shares	—	76,000,000	—	—
Proceeds from TOB Trust Certificates	21	810,000	3,386,854	540,777
Repayments of TOB Trust Certificates	(143)	(59,347,120)	(669)	(100)
Amortization of deferred offering costs	—	(75,000)	—	—
Cash dividends paid to Common Shareholders	(7,933,771)	(4,670,942)	(20,160,927)	(3,111,889)

Net cash (provided by) used for financing activities	(7,933,893)	12,716,938	(16,774,742)	(2,571,212)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of period	—	—	—	—

Cash at end of period	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and fees	$784,379	$365,242	$1,860,272	$294,004

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

	Six Month Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$16.09		$15.34	$16.35	$15.39	$12.75		$13.68

Net investment income[1]	0.44		0.90	0.94	0.94	0.98		1.04
Net realized and unrealized gain (loss)	(0.04)		0.80	(0.99)	1.00	2.68		(0.93)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)		(0.03)

Net increase (decrease) from investment operations	0.40		1.70	(0.05)	1.94	3.65		0.08

Distributions to Common Shareholders from net investment income[2]	(0.46)		(0.95)	(0.96)	(0.98)	(1.01)		(1.01)

Net asset value, end of period	$16.03		$16.09	$15.34	$16.35	$15.39		$12.75

Market price, end of period	$15.21		$15.60	$14.86	$16.11	$15.75		$13.08

Total Return Applicable to Common Shareholders[3]
Based on net asset value	2.74%	[4]	11.43%	0.41%	12.89%	29.46%		0.49%

Based on market price	0.55%	[4]	11.52%	(1.28)%	8.69%	29.15%		(0.61)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	[5]	1.46%	1.55%	1.48%	1.26%	[6]	1.08%	[6]

Total expenses after fees waived and paid indirectly	1.47%	[5]	1.45%	1.55%	1.48%	1.26%	[6]	1.08%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.89%	[5]	0.90%	0.92%	0.87%	0.99%	[6,8]	1.04%	[6]

Net investment income	5.56%	[5]	5.61%	6.45%	5.87%	6.94%	[6]	7.83%	[6]

Distributions to AMPS Shareholders	—		—	—	—	0.09%		0.23%

Net investment income to Common Shareholders	5.56%	[5]	5.61%	6.45%	5.87%	6.85%		7.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$275,215		$276,308	$263,298	$280,514	$263,375		$217,541

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$125,950

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	—		$68,183

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$125,900		$125,900	$125,900	$125,900	$125,900		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$318,598		$319,467	$309,133	$322,807	$309,194		—

Borrowings outstanding, end of period (000)	$28,684		$28,685	$23,585	$27,198	$14,883		$13,137

Portfolio turnover rate	13%		37%	29%	33%	47%		38%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[8]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, and remarketing fees was 0.94%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	53

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$12.51		$12.02	$12.85	$12.19	$10.51	$11.27

Net investment income[1]	0.34		0.69	0.71	0.74	0.75	0.76
Net realized and unrealized gain (loss)	(0.12)		0.52	(0.80)	0.68	1.70	(0.79)

Net increase (decrease) from investment operations	0.22		1.21	(0.09)	1.42	2.45	(0.03)

Distributions to Common Shareholders from net investment income[2]	(0.35)		(0.72)	(0.74)	(0.76)	(0.77)	(0.73)

Net asset value, end of period	$12.38		$12.51	$12.02	$12.85	$12.19	$10.51

Market price, end of period	$11.15		$11.41	$11.29	$12.50	$12.27	$10.20

Total Return Applicable to Common Shareholders[3]
Based on net asset value	2.13%	[4]	10.86%	0.28%	11.95%	24.09%	(0.18)%

Based on market price	0.85%	[4]	7.65%	(3.17)%	8.19%	28.70%	1.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	[5]	1.47%	1.52%	1.55%	1.69%	1.81%

Total expenses after fees waived and paid indirectly	1.50%	[5]	1.47%	1.44%	1.37%	1.42%	1.43%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.10%	[5]	1.11%	1.03%	0.92%	0.86%	0.78%

Net investment income	5.43%	[5]	5.52%	6.19%	5.80%	6.60%	6.97%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$166,188		$167,933	$161,269	$172,428	$163,215	$140,510

VRDP Shares outstanding at $100,000 liquidation preference, end of period (000)	$76,000		—	—	—	—	—

Asset coverage per VRDP Shares at $100,000 liquidation preference, end of period	$318,668		—	—	—	—	—

Borrowings outstanding, end of period (000)	$26,330		$84,867	$89,036	$101,513	$96,815	$87,462

Portfolio turnover rate	3%		8%	27%	16%	26%	12%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]

Interest expense, fees and amortization of offering cost relate to TOB and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details related to TOB Trusts and VRDP Shares, respectively.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of period	$16.30		$16.22	$16.85	$16.36	$14.63	$14.51

Net investment income[1]	0.29		0.61	0.74	0.90	1.02	1.06
Net realized and unrealized gain (loss)	(0.09)		0.14	(0.55)	0.52	1.48	(0.15)
Distributions to AMPS Shareholders from net investment income	(0.00)[2]		(0.00)[2]	(0.01)	(0.02)	(0.02)	(0.04)

Net increase from investment operations	0.20		0.75	0.18	1.40	2.48	0.87

Distributions to Common Shareholders from net investment income[3]	(0.29)		(0.67)	(0.81)	(0.91)	(0.75)	(0.75)

Net asset value, end of period	$16.21		$16.30	$16.22	$16.85	$16.36	$14.63

Market price, end of period	$15.83		$16.25	$16.61	$16.64	$16.06	$15.06

Total Return Applicable to Common Shareholders[4]
Based on net asset value	1.28%	[5]	4.67%	1.17%	8.72%	17.27%	5.96%

Based on market price	(0.79)%	[5]	1.90%	4.91%	9.37%	11.83%	6.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	0.71%	[7]	0.72%	0.84%	0.94%	0.99%	1.03%

Total expenses after fees waived and paid indirectly[6]	0.71%	[7]	0.72%	0.84%	0.94%	0.99%	1.03%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6,8]	0.70%	[7,9]	0.71% [9]	0.84% [9]	0.93% [9]	0.98% [9]	1.02%

Net investment income[6]	3.58%	[7]	3.75%	4.61%	5.38%	6.57%	7.26%

Distributions to AMPS Shareholders	0.02%	[7]	0.02%	0.05%	0.13%	0.13%	0.24%

Net investment income to Common Shareholders	3.56%	[7]	3.73%	4.56%	5.25%	6.44%	7.02%

Supplemental Data
Net assets, end of period (000)	$327,949		$329,810	$328,163	$340,990	$331,058	$296,082

AMPS outstanding at $25,000 liquidation preference, end of period (000)	$45,826		$53,700	$67,950	$161,250	$173,850	$173,850

Asset coverage per AMPS at $25,000 liquidation preference, end of period	$203,910		$178,543	$145,738	$77,867	$72,607	$67,579

Borrowings outstanding, end of period (000)	$3,750		$3,750	$3,750	$3,750	$3,750	$3,750

Asset coverage, end of period $1,000	$88,453		$88,949	$88,510	$91,931	$89,282	$79,955

Portfolio turnover rate	2%		11%	8%	14%	18%	9%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]	Annualized.

[8]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

[9]

For the six months ended October 31, 2015 and years ended April 30, 2015, April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees and remarketing fees was 0.67%, 0.79%, 0.85% and 0.90%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	55

Financial Highlights	BlackRock Municipal Income Trust (BFK)

	Six Months Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.91		$14.27	$15.40	$14.53	$12.16		$13.23

Net investment income[1]	0.44		0.88	0.93	0.93	0.95		1.01
Net realized and unrealized gain (loss)	(0.18)		0.67	(1.15)	0.90	2.39		(1.11)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.26		1.55	(0.22)	1.83	3.33		(0.12)

Distributions to Common Shareholders from net investment income[2]	(0.45)		(0.91)	(0.91)	(0.96)	(0.96)		(0.95)

Net asset value, end of period	$14.72	[3]	$14.91	$14.27	$15.40	$14.53		$12.16

Market price, end of period	$14.45		$14.32	$13.57	$15.40	$14.83		$12.35

Total Return Applicable to Common Shareholders[4]
Based on net asset value	1.96%	[3,5]	11.43%	(0.72)%	12.84%	28.24%		(1.04)%

Based on market price	4.21%	[5]	12.54%	(5.59)%	10.55%	28.87%		(1.07)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.60%	[6]	1.60%	1.71%	1.71%	1.45%	[7]	1.26%	[7]

Total expenses after fees waived and paid indirectly	1.60%	[6]	1.60%	1.71%	1.71%	1.45%	[7]	1.24%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	1.03%	[6]	1.04%	1.07%	1.05%	1.14%	[7,9]	1.14%	[7]

Net investment income	5.92%	[6]	5.91%	6.81%	6.13%	7.06%	[7]	7.84%	[7]

Distributions to AMPS Shareholders	—		—	—	—	0.07%		0.20%

Net investment income to Common Shareholders	5.92%	[6]	5.91%	6.81%	6.13%	6.99%		7.64%

Supplemental Data
Net assets applicable Common Shareholders, end of period (000)	$658,690		$667,063	$638,577	$688,707	$648,497		$541,097

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$270,875

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$74,941

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$270,800		$270,800	$270,800	$270,800	$270,800		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$343,239		$346,330	$335,811	$354,323	$339,474		—

Borrowings outstanding, end of period (000)	$126,074		$122,688	$126,073	$170,263	$139,718		$75,182

Portfolio turnover rate	3%		10%	20%	13%	17%		18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[9]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.10%.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)

	Six Month Ended October 31, 2015 (Unaudited)		Year Ended April 30,
			2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of period	$14.76		$14.11	$15.28	$14.43	$12.27		$13.00

Net investment income[1]	0.41		0.83	0.86	0.85	0.89		0.94
Net realized and unrealized gain (loss)	(0.15)		0.70	(1.14)	0.89	2.17		(0.77)
Distributions to AMPS Shareholders from net investment income	—		—	—	—	(0.01)		(0.02)

Net increase (decrease) from investment operations	0.26		1.53	(0.28)	1.74	3.05		0.15

Distributions to Common Shareholders from net investment income[2]	(0.43)		(0.88)	(0.89)	(0.89)	(0.89)		(0.88)

Net asset value, end of period	$14.59		$14.76	$14.11	$15.28	$14.43		$12.27

Market price, end of period	$13.71		$14.00	$13.26	$14.97	$14.38		$11.88

Total Return Applicable to Common Shareholders[3]
Based on net asset value	2.01%	[4]	11.50%	(0.94)%	12.29%	25.65%		1.19%

Based on market price	1.06%	[4]	12.54%	(4.99)%	10.40%	29.32%		(1.65)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.71%	[5]	1.72%	1.87%	1.84%	1.55%	[6]	1.39%	[6]

Total expenses after fees waived and paid indirectly	1.71%	[5]	1.72%	1.87%	1.84%	1.55%	[6]	1.39%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.15%	[5]	1.16%	1.21%	1.17%	1.23%	[6,8]	1.28%	[6]

Net investment income	5.66%	[5]	5.67%	6.40%	5.68%	6.64%	[6]	7.38%	[6]

Distributions to AMPS Shareholders	—		—	—	—	0.07%		0.19%

Net investment income to Common Shareholders	5.66%	[5]	5.67%	6.40%	5.68%	6.57%		7.19%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$106,547		$107,849	$103,069	$111,603	$105,309		$89,481

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$42,975

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	—		$77,055

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$42,900		$42,900	$42,900	$42,900	$42,900		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$348,361		$351,395	$340,253	$360,148	$345,474		—

Borrowings outstanding, end of period (000)	$19,849		$19,309	$20,939	$27,375	$23,025		$13,546

Portfolio turnover rate	3%		10%	22%	18%	30%		20%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.19%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	57

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the 1940 Act as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Non-diversified
BlackRock Municipal 2020 Term Trust	BKK	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although still evaluating the potential impacts of this new guidance, management expects that the effects of the Trusts’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and the modification of related accounting policy disclosures in the Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective September 2015, the arrangement with its custodian for earning credits on uninvested cash balances has ceased and the custodian will be imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investment are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trusts for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end registered investment companies are valued at net asset value (“NAV”) each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative financial instruments has been included in the Schedules of Investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	59

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended October 31, 2015, no TOB Trusts in which a Trust participated were terminated without the consent of a Trust.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow a Trust to borrow money for purposes of making investments. The Trusts’ management believes that a Trust’s restrictions on borrowings do not apply to the secured borrowings. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

•

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Trust will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended October 31, 2015, the following table is a summary of the Trusts’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$52,385,884	$28,684,433	0.01% - 0.22%	$28,684,550	0.69%
BTA	$64,604,795	$26,329,545	0.01% - 0.15%	$83,807,526	0.59%
BKK	$5,428,650	$3,750,000	0.26%	$3,750,000	0.65%
BFK	$221,594,254	$126,074,112	0.01% - 0.22%	$122,926,951	0.65%
BSD	$34,178,963	$19,849,227	0.01% - 0.22%	$19,346,725	0.65%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

[2]

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, the Trusts will usually enter into a reimbursement agreement with the Liquidity Provider where the Trusts are required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Trusts at October 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts at October 31, 2015.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage economically their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: Certain Trusts invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	61

Notes to Financial Statements (continued)

Upon entering into a financial futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Trusts as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust, except BTA, pays the Manager a monthly fee based on a percentage of each Trust’s average weekly Managed Assets at the following annual rates:

	BKN	BKK	BFK	BSD
Investment Advisory Fee	0.35%	0.50%	0.60%	0.60%

BTA pays the Manager a monthly fee based on a percentage of BTA’s average weekly net assets at an annual rate of 1.00%.

Average weekly “Managed Assets” for all of the Trusts, except BTA, are the average weekly value of each Trust’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). For BTA, average weekly net assets are the average weekly value of the Trust’s total assets minus its total liabilities.

BKN has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly Managed Assets including proceeds from the issuance of Preferred Shares and TOB Trust Certificates.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any.

Certain officers and/or Trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

7. Purchases and Sales:

For the six months ended October 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BKK	BFK	BSD
Purchases	$53,908,498	$16,385,143	$8,948,294	$35,034,092	$5,906,841
Sales	$53,720,587	$7,830,007	$14,921,913	$29,696,848	$4,859,269

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns remains open for each of the four years ended April 30, 2015. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts financial statements.

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

As of period end, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BFK	BSD
2016	—	$22,052,642	$10,207,532	—
2017	$1,581,430	6,882,935	2,065,704	$3,887,588
2018	1,174,679	4,821,726	2,455,638	2,381,683
2019	—	951,237	—	2,978,126
No expiration date[1]	—	5,864,850	8,449,161	1,333,833

Total	$2,756,109	$40,573,390	$23,178,035	$10,581,230

[1]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BSD
Tax cost	$366,495,933	$230,766,418	$346,670,806	$853,876,351	$135,491,061

Gross unrealized appreciation	$39,595,070	$17,851,785	$24,523,748	$85,315,211	$15,032,292
Gross unrealized depreciation	(2,026,798)	(2,919,634)	(1,282,326)	(13,124,581)	(1,799,505)

Net unrealized appreciation	$37,568,272	$14,932,151	$23,241,422	$72,190,630	$13,232,787

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

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Notes to Financial Statements (continued)

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: BTA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject BTA to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, BTA’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

As of period end, certain Trusts invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

BKK, BFK, BTA and BSD are authorized to issue an unlimited number of shares, including Preferred Shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to issue or reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

BKN
Year Ended April 30, 2015	5,706

Shares issued and outstanding remained constant for BKN, BTA, BKK, BFK and BSD for the six months ended October 31, 2015 and for BTA, BKK, BFK and BSD Funds the year ended April 30, 2015.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

Shares issued during the period ended October 31, 2015, and outstanding as of that date are as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: BTA is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BTA is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, BTA is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BTA. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Liquidity Feature: BTA entered into a fee agreement with the liquidity provider that requires an upfront and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BTA and the liquidity provider is for a three-year term which expires on October 29, 2018. In the event the fee agreement is not renewed or is terminated in advance, and BTA does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BTA is then required to repurchase the VRDP Shares from the liquidity provider six months after the purchase date. Immediately after such mandatory purchase, BTA is required to begin to segregate liquid assets with its custodian to fund such repurchase. There is no assurance BTA will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BTA may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended October 31, 2015, the annualized dividend rate for the VRDP Shares was 0.84%.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

Special Rate Period: Upon issuance of the VRDP Shares on October 29, 2015, BTA announced a special rate period with respect to its VRDP Shares for an approximate three-year term ending October 24, 2018. During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares are still subject to mandatory redemption by BTA on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. BTA is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. BTA will pay each liquidity provider and remarketing agent a fee at the annual rate of 0.01% during the special rate period. BTA will also pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, and may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to marketable securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	65

Notes to Financial Statements (continued)

If BTA redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After October 24, 2018, the holder of the VRDP Shares and BTA may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will become remarketable securities and will be remarketed and available for purchase by qualified institutional investors. No short-term ratings were assigned to the VRDP shares at issuance but such ratings may be assigned upon termination of the special rate period when the VRDP Shares revert to remarketable securities.

Offering Costs: BTA incurred costs in connection with the issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
BKN	12/16/2011	1,259	$125,900,000	1/02/2019
BFK	12/16/2011	2,708	$270,800,000	1/02/2019
BSD	12/16/2011	429	$42,900,000	1/02/2019

Each VMTP Trust is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. In May 2015, the terms of the VMTP Shares were extended to January 2, 2019. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Trust may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the six months ended October 31, 2015, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BSD
Rate	1.05%	1.05%	1.05%

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (continued)

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the six months ended October 31, 2015, VMTP Shares issued and outstanding of each Trust remained constant.

Offering Costs: Certain Trusts incurred costs in connection with the issuance of VMTP Shares, which were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS are redeemable at the option of BKK, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

As of period end, the AMPS outstanding of each Trust were as follows:

	Series	AMPS	Effective Yield	Reset Frequency Days	Moody’s Rating
BKK	F-7	611	0.13%	7	Aa1
	M-7	611	0.13%	7	Aa1
	W-7	611	0.13%	7	Aa1

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for each Trust for the period were as follows:

	Series	Low	High	Average
BKK	F-7	0.08%	0.24%	0.16%
	M-7	0.08%	0.21%	0.15%
	W-7	0.08%	0.24%	0.16%

Since February 13, 2008, the AMPS of BKK failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.08% to 0.24% for the six months ended October 31, 2015. A failed auction is not an event of default for the Trust but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a trust’s AMPS than buyers. A successful auction for the Trust’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BKK paid commissions of 0.15% on the aggregate principal amount of all shares that fail to cleared their auctions and 0.25% on the aggregate principal amount of all shares that successfully cleared their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the six months ended October 31, 2015, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	6/22/15	67	$1,675,000
	M-7	6/23/15	67	$1,675,000
	W-7	6/25/15	67	$1,675,000
	F-7	8/24/15	38	$950,000
	M-7	8/24/15	38	$950,000
	W-7	8/20/15	38	$950,000

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	67

Notes to Financial Statements (continued)

During the year ended April 30, 2015, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	6/9/14	110	$2,750,000
	M-7	6/10/14	110	$2,750,000
	W-7	6/5/14	110	$2,750,000
	F-7	11/10/14	80	$2,000,000
	M-7	11/12/14	80	$2,000,000
	W-7	11/6/14	80	$2,000,000

During the year ended April 30, 2014, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	W-7	5/23/13	82	$2,050,000
	F-7	5/28/13	82	$2,050,000
	M-7	5/28/13	82	$2,050,000
	W-7	8/1/13	413	$10,325,000
	F-7	8/5/13	413	$10,325,000
	M-7	8/6/13	413	$10,325,000
	F-7	9/9/13	98	$2,450,000
	M-7	9/10/13	98	$2,450,000
	W-7	9/12/13	98	$2,450,000
	F-7	10/7/13	89	$2,225,000
	M-7	10/8/13	89	$2,225,000
	W-7	10/10/13	89	$2,225,000
	W-7	11/29/13	132	$3,300,000
	F-7	12/2/13	132	$3,300,000
	M-7	12/3/13	132	$3,300,000
	M-7	12/31/13	111	$2,775,000
	W-7	1/2/14	111	$2,775,000
	F-7	1/6/14	111	$2,775,000
	W-7	1/16/14	114	$2,850,000
	F-7	1/21/14	114	$2,850,000
	M-7	1/21/14	114	$2,850,000
	W-7	2/27/14	205	$5,125,000
	F-7	3/3/14	205	$5,125,000
	M-7	3/4/14	205	$5,125,000

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on December 1, 2015 to Common Shareholders of record on November 16, 2015:

Common Dividend Per Share
BKN	$0.0770
BTA	$0.0580
BKK	$0.0448
BFK	$0.0751
BSD	$0.0710

Additionally, the Trusts declared a net investment income dividend in the following amounts per share on December 1, 2015 payable to Common Shareholders of record on December 14, 2015:

Common Dividend Per Shares
BKN	$0.0740
BTA	$0.0580
BKK	$0.0448
BFK	$0.0751
BSD	$0.0710

68	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Notes to Financial Statements (concluded)

The dividends declared on Preferred Shares for the period November 1, 2015 to November 30, 2015 for the Trusts were as follows:

	Preferred Shares	Series	Dividends Declared
BKN	VMTP Shares	W-7	$104,514
BTA	VRDP Shared	W-7	$52,471
BKK	AMPS Shares	M-7	$1,715
BKK	AMPS Shares	W-7	$1,770
BKK	AMPS Shares	F-7	$1,764
BFK	VMTP Shares	W-7	$224,801
BSD	VMTP Shares	W-7	$35,613

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	69

Disclosure of Investment Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”), of BlackRock Investment Quality Municipal Trust Inc. (“BKN”), BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock Municipal 2020 Term Trust (“BKK”), BlackRock Municipal Income Trust (“BFK”) and The BlackRock Strategic Municipal Trust (“BSD,” and together with BKN, BTA, BKK and BFK, each a “Fund,” and, collectively, the “Funds”) met in person on April 30, 2015 (the “April Meeting”) and June 11-12, 2015 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the April and June Meetings, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management services, administrative, and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Funds’ compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; funds trading at a discount; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); fund size; portfolio manager’s investments in the funds they manage; and management fee levels and breakpoints. The Boards further discussed with BlackRock: BlackRock’s management structure; portfolio turnover; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

The Board of each of BKN, BKK, BFK and BSD considered BlackRock’s efforts during the past year with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each of BKN, BFK and BSD has redeemed 100% of its outstanding AMPS and BKK has redeemed 74.2% of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements (continued)

by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, with respect to BKN, BTA, BFK and BSD, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	71

Disclosure of Investment Advisory Agreements (continued)

funds in its applicable Lipper category and, with respect to BKN, BTA, BFK and BSD, the customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of each of BKN, BTA, BFK and BSD noted that for each of the one-, three- and five-year periods reported, its respective Fund ranked in the first quartile against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for each Fund in that it ranks the Fund’s performance on a blend of total return and yield.

The Board of BKK noted that for the one-, three- and five-year periods reported, BKK ranked in the fourth, second and second quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Composite is an appropriate performance metric for BKK in that it measures a blend of total return and yield. The Board of BKK and BlackRock reviewed and discussed the reasons for BKK’s performance during these periods. The Board of BKK was informed that, among other things, BKK has a targeted maturity, and as such, is managed to achieve the specific maturity goal. The peer funds within the Lipper Performance Universe generally do not have a similar specific maturity goal.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2014 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards may periodically receive and review information from independent third parties as part of their annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Boards considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of BKN noted that BKN’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers.

72	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Disclosure of Investment Advisory Agreements (concluded)

The Board of BTA noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board of BTA determined that BTA’s total expense ratio was appropriate in light of the median total expense ratio paid by the Fund’s Expense Peers.

The Board of BKK noted that BKK’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers.

The Board of BFK noted that BFK’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board of BFK determined that BFK’s contractual management fee rate and actual management fee rate were appropriate in light of the median contractual management fee rate and median actual management fee rate paid by the Fund’s Expense Peers.

The Board of BSD noted that BSD’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the third quartile, relative to the Fund’s Expense Peers. The Board of BSD determined that BSD’s actual management fee rate and total expense ratio were appropriate in light of the median actual management fee rate and median total expense ratio paid by the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included, except with respect to BKK, the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	73

Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Trustee

Michael J. Castellano, Trustee and Member of the Audit Committee

Frank J. Fabozzi, Trustee and Member of the Audit Committee

Kathleen F. Feldstein, Trustee

James T. Flynn, Trustee and Member of the Audit Committee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee and Member of the Audit Committee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective September 18, 2015, Robert W. Crothers resigned as a Vice President of the Trusts and Jonathan Diorio became a Vice President of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Bank of America, N.A. New York, NY 10036	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	AMPS Auction Agent The Bank of New York Mellon New York, NY 10286	VRDP Remarketing Agent Merrill Lynch, Pierce, Fenner & Smith Incorporated New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

74	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2015 for shareholders of record on June 1, 2015, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Approved the Trustees as follows:

	Frank J. Fabozzi[1,4]			James T. Flynn[1]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BKN	1,259	0	0	15,267,506	350,792	0	15,275,465	342,833	0
BTA	11,080,809	863,773	0	11,051,064	893,518	0	11,112,985	831,597	0
BKK	1,716	62	0	18,947,843	283,817	0	18,989,707	241,953	0
BFK	2,708	0	0	40,896,330	775,466	0	40,859,544	812,252	0
BSD	429	0	0	6,552,987	282,255	0	6,484,120	351,122	0
	John M. Perlowski[3]			Karen P. Robards[1]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BKN	15,287,535	330,763	0	15,271,560	346,738	0
BTA	11,122,091	822,491	0	11,082,005	862,577	0
BKK	18,953,610	278,050	0	18,983,086	248,574	0
BFK	40,994,139	677,657	0	40,951,709	720,087	0
BSD	6,564,884	270,358	0	6,545,774	289,468	0

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris, R. Glenn Hubbard and W. Carl Kester.

[1]	Class II.

[2]	Class III.

[3]	Class I.

[4]	Voted on by holders of preferred shares only for BKN, BKK, BFK, and BSD.

Trust Certification

Certain Trust shares are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	75

Additional Information (continued)

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In order to provide additional flexibility for BKK to potentially continue to conduct partial redemptions of AMPS, an amendment to BKK’s AMPS Statement of Preferences was made. The amendment eliminates a requirement that precluded partial redemptions of AMPS once the number of AMPS outstanding for a particular series fell below 300 shares. The removal of this requirement is in the best interest of BKK and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of AMPS in advance of BKK’s maturity, if such redemption is otherwise determined to be consistent with the best interest of BKK and its shareholders.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

76	SEMI-ANNUAL REPORT	OCTOBER 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	OCTOBER 31, 2015	77

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-10/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Investment Quality Municipal Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: January 4, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: January 4, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: January 4, 2016

3